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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 2)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12



                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
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     (3)  Per unit price or other underlying value of transaction computed
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|_|  Fee paid previously with preliminary materials.
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     previously. Identify the previous filing by registration statement number,
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

NORTH AMERICAN GALVANIZING & COATINGS, INC.


JUNE 21, 2004



                         ANNUAL MEETING - JULY 14, 2004


Dear Stockholder:

           You are cordially invited to attend North American Galvanizing & Coatings, Inc.'s Annual Meeting of Stockholders on Wednesday, July 14, 2004 at 11:00 a.m. The Annual Meeting will be held in the Boardroom of the American Stock Exchange in New York City.

           The business expected to be conducted at the Annual Meeting is presented in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Members of management will report on our operations and our outlook for the future. After the business presentation, the directors and management will be available for your questions.

           If you cannot attend the Annual Meeting in person, please vote your shares by proxy. The enclosed proxy card contains directions for voting your shares by mail, by using the Internet or by telephone. Please ensure that your shares will be represented at the Annual Meeting by voting now. Your vote is important, either in person or by proxy.

           On behalf of the Board of Directors, thank you for your continued interest in North American Galvanizing & Coatings, Inc. We look forward to seeing you at our Annual Meeting.


                                 Sincerely,



                                 Ronald J. Evans
                                 President and Chief Executive Officer






                  NORTH AMERICAN GALVANIZING & COATINGS, INC.
          2250 E. 73RD STREET, STE. 300 TULSA, OKLAHOMA 74136-6832 USA

  918-494-0964                 FAX  918-494-3999               WWW.NAGALV.COM

                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

           Notice is hereby given that the Annual Meeting of Stockholders of North American Galvanizing & Coatings, Inc., a Delaware corporation, will be held at the American Stock Exchange in the Boardroom -- 14th Floor, 86 Trinity Place, New York, New York on Wednesday, July 14, 2004 at 11:00 a.m., local time, for the purpose of:

        1.      Electing seven directors to one year terms.

        2.      Approving the 2004 Incentive Stock Plan.

        3.      Approving the Director Stock Unit Program.

        4. Approving amendments to the Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the common stock at the discretion of the board of directors.

        5. Ratifying the appointment of Deloitte & Touche LLP as independent accountants for 2004.

        6. Transacting such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        The Board of Directors fixed May 17, 2004 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. A list of those stockholders will be open for examination at our offices for a period of ten days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting.

        We have provided you the choice of voting your shares by Internet, telephone or mail, as outlined on the enclosed proxy card. It is important that your shares are represented at the Annual Meeting regardless of the number you may hold. We encourage you to vote by Internet, telephone or mail even if you plan to attend the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    Paul R. Chastain,
                                    Vice President & Corporate Secretary
                                    June 21, 2004

                                 PROXY STATEMENT

                   NORTH AMERICAN GALVANIZING & COATINGS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 14, 2004

                               GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of North American Galvanizing & Coatings, Inc. ("North American Galvanizing", the "Company", "we", "us" or "our") for use at the Annual Meeting of Stockholders to be held July 14, 2004, at 11:00 a.m., local time, at the American Stock Exchange ("AMEX") in New York, New York, or at any adjournments thereof (the "Annual Meeting").

        At the close of business on May 17, 2004, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 6,779,387 shares of our common stock (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters.

        The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting. Abstentions and "broker non-votes" are counted to determine the presence or absence of a quorum at the Annual Meeting. No cumulative voting rights are authorized and dissenters' rights are not applicable to the matters being proposed.

        This proxy statement and accompanying proxy card are being mailed to our stockholders on or about June 21, 2004.

        Our principal executive office is located at 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136-6832.

        The seven nominees receiving the highest number of affirmative votes will be elected as directors at the Annual Meeting. This is called a plurality. A vote withheld from a nominee for director will have no effect on the results of the vote.

        Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required to approve the 2004 Incentive Stock Plan, approve the Director Stock Unit Program and ratify the appointment of Deloitte & Touche LLP as the independent accountants. If you abstain from voting on one or more of these proposals, it will have the same effect as a vote against that proposal.

        The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting is required to amend our Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the Common Stock at the discretion of the Board. Under the reverse stock split, 150 shares of Common Stock (the "Minimum Number") registered in the name of a stockholder at the effective time of the reverse stock split will be converted into one share of Common Stock, followed immediately by the forward stock split pursuant to which each share of Common Stock outstanding upon consummation of the reverse stock split will be converted into 150 shares of Common Stock. If a registered stockholder holds fewer than the Minimum Number of shares of Common Stock in his or her account at the effective time of the reverse stock split, any fractional shares resulting from the reverse stock split will instead be converted into the right to receive a cash payment. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

        Brokers who hold shares of Common Stock in "street name" for customers have authority to vote on certain "routine" items on behalf of their clients if they do not receive voting instructions within ten days of the Annual Meeting pursuant to the rules of the New York Stock Exchange that govern brokers, including brokers that trade shares on the American Stock Exchange. Brokers will have discretionary authority to vote on the election of directors and the ratification of the independent auditors. For matters that are not routine, if a broker has not received voting instructions from its client, the broker cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting but not for determining the number of shares voted for or against a non-routine matter or as an abstention on that matter. The following non-routine matters are being considered at the Annual Meeting: the approval of the 2004 Incentive Stock Plan, the approval of the Director Stock Unit Program, and the approval of amendments to our Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the Common Stock at the discretion of the Board.

        You may revoke your proxy at any time before the Annual Meeting by:

          o giving written notice to North American Galvanizing & Coatings, Inc., Attention: Corporate Secretary, 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136,
          o executing and delivering to the Corporate Secretary a proxy card bearing a later date, or
          o     by voting in person at the Annual Meeting.

Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above.

        If no choice is specified on a valid, unrevoked proxy, the shares will be voted as follows:

          o     FOR the election of the directors,
          o     FOR the approval of the 2004 Incentive Stock Plan,
          o     FOR the approval of the Director Stock Unit Program,
          o FOR the approval of amendments to the Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the Common Stock at the discretion of the Board, and
          o FOR the ratification of the appointment of the independent accountants.

Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this proxy statement that may properly be presented for action at the Annual Meeting.


Special Considerations of the Proposed Reverse/Forward Split

        If you are a stockholder holding fewer than the Minimum Number of shares of Common Stock and do not elect to purchase a sufficient number of shares to hold at least the Minimum Number, or (if applicable) do not consolidate your account into an account containing at least the Minimum Number prior to the effective date of the Reverse/Forward Split (as defined below), your shares will be converted into the right to receive a cash payment. On the effective date of the reverse stock split, the stockholders who are cashed out in the Reverse/Forward Split will no longer be stockholders of the Company. The Board will determine the effective date of the Reverse/Forward Split at its sole discretion, and the stockholders have no control over the timing or price of the sale of their shares. If the Average Trading Value (as defined below) of the Common Stock is depressed during the ten days before the effective date of the Reverse/Forward Split, the amount paid to the stockholders who will be cashed out in the Reverse/Forward Split will reflect that depressed Average Trading Value. The United States economy may be entering into a period of sustained recovery; we may benefit from such recovery, which may result in our stock price increasing over time. Stockholders that are not cashed out will be able to hold their shares over a longer period of time and may be able to sell their shares at a higher price than if they are cashed out in the Reverse/Forward Split. For more information about the proposed Reverse/Forward Split, see "Proposal 4 - Amendments of the Company's Restated Certificate of Incorporation to Effect a Reverse Stock Split Followed by a Forward Stock Split".

                  ANNUAL REPORT AND OTHER FINANCIAL INFORMATION

        Our Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2003, including audited financial statements, was mailed to our stockholders on or about April 30, 2004. An additional copy of the Annual Report as well as our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 is included with this proxy statement. Certain portions of the Annual Report and the Quarterly Report are incorporated in this proxy statement by reference as described on page 34 of this proxy statement.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Board currently consists of seven members, each of whom is elected to serve for a term of one year.

        Seven directors, constituting the entire Board, are to be elected at the Annual Meeting, in accordance with our Amended and Restated Bylaws (the "Bylaws"), to serve until the 2005 annual meeting or until their respective successors have been elected. All of the current directors, Linwood J. Bundy, Paul R. Chastain, Ronald J. Evans, Gilbert L. Klemann, II, Patrick J. Lynch, Joseph J. Morrow and John H. Sununu have been nominated for reelection at the Annual Meeting for a term expiring at the 2005 annual meeting. Each of the nominees has agreed to serve if elected; however, if any nominee is unable or declines to serve as a director at the date of the Annual Meeting, such proxies will be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any of the nominees will be unavailable to serve.

NOMINEES FOR ELECTION AS DIRECTORS

        The experience and background of each of the nominees are set forth below.

        LINWOOD J. BUNDY, age 61, President, Chief Executive Officer and member of the Board of Directors of Bundy, Inc., a privately-owned development, entertainment and investment company located in Iowa, since 1993. From 1978 to 1998, President and Chief Executive Officer of Iowa State Ready Mix Concrete, Inc., a privately-owned concrete company located in Ames, Iowa. Past owner of Hallet Materials, a sand and gravel operation in Iowa and Texas (1986-1998). Mr. Bundy serves on the Board of Directors of US Bank in Ames, Iowa. He is a past member of the Board of Trustees of Mary Greeley Medical Center, a member of the Order of the Knoll, an Iowa State University Foundation, and past member of a number of civic and professional organizations in Iowa. Served as director of the Company continuously since 2000.

        PAUL R. CHASTAIN, age 69, currently serves as Vice President and Chief Financial Officer of the Company since February 1996 and Corporate Secretary since January 2000. Since joining the Company in 1973, Mr. Chastain has served in the following capacities: 1993-1996 President and Chief Executive Officer; 1991-1993 Chairman and Chief Executive Officer; 1990-1991 Co-Chairman and Co-Chief Executive Officer; 1976-1990 Executive Vice President and Treasurer; 1973-1976 Vice President Finance and Corporate Secretary. Served as director of the Company continuously since 1975.

        RONALD J. EVANS, age 55, appointed President of the Company in February 1996 and Chief Executive Officer in November 1999. Private investor from May 1995 to February 1996. From July 1989 to May 1995, Vice President and General Manager of Deltech Corporation, a privately-owned specialty chemicals producer. From January 1989 to July 1989, Vice President of Sales and Marketing for Deltech Corporation. Manager from 1976 to 1989 for Hoechst Celanese Corporation. Served as director of the Company continuously since 1995.

        GILBERT L. KLEMANN, II, age 53, Senior Vice President and General Counsel of Avon Products Inc. since January 2001. During 2000, Mr. Klemann was Of Counsel for the international law firm of Chadbourne & Parke LLP, New York City. From 1991 to 1999, Mr. Klemann was an Executive Officer and General Counsel of Fortune Brands, Inc. (formerly American Brands, Inc.), a publicly-owned consumer products holding company, where he also was a member of the Board of Directors. Prior to 1990 he was a partner in the law firm of Chadbourne & Parke LLP. Served as director of the Company continuously since 2000.

        PATRICK J. LYNCH, age 66, Private investor and formerly Senior Vice President and Chief Financial Officer of Texaco Inc., a publicly-owned oil and petrochemicals company, from 1997 to 2001. For more than five years, Mr. Lynch was actively engaged in the business of Texaco Inc. or one of its subsidiaries or affiliated companies. He is a member of the Trustees of The American Petroleum Institute, The Conference Board Financial Executives and CFO Advisory Council, and serves as a Trustee for Iona College in New Rochelle, New York. Served as director of the Company continuously since 2001.

        JOSEPH J. MORROW, age 64, appointed Non-Executive Chairman of the Board in November 1999. Currently a director of U.S. Agents Holding Corp. Chairman of Proxy Services Corporation from 1992 to present. Chief Executive Officer of Proxy Services Corporation from 1972 to 1992. Chief Executive Officer of Morrow & Co., Inc., a privately-owned proxy solicitation firm, since 1972. Served as director of the Company continuously since 1996.

        JOHN H. SUNUNU, age 64, President of JHS Associates, Ltd. since June 1992 and a former partner in Trinity International Partners, both private financial firms, and served as co-host of CNN's "Crossfire", a news/public affairs discussion program, from March 1992 until February 1998. A member of the National Academy of Engineering and the Board of Trustees for the George Bush Presidential Library Foundation. From January 1989 until March 1992, Chief of Staff to the President of the United States. Served on the Advisory Board of the Technology and Policy Program at MIT from 1984 until 1989. From January 1983 to January 1989, Governor of the State of New Hampshire. From 1968 until 1973, Governor Sununu was Associate Dean of the College of Engineering at Tufts University and Associate Professor of Mechanical Engineering. From 1963 until his election as Governor, President of JHS Engineering Company and Thermal Research Inc. Helped establish and served as chief engineer for Astro Dynamics Inc. from 1960 until 1965. Served as director of the Company continuously since 1996.

        With the exception of Messrs. Chastain and Evans, none of the directors are, or have been, employed by us or any of our subsidiaries or other affiliates.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE.



                        BOARD OF DIRECTORS AND COMMITTEES

        The business of the Company is managed under the direction of the Board. The Board presently consists of seven directors. The Board meets regularly during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when necessary between scheduled meetings. The Board has determined that Messrs. Lynch, Bundy, Morrow, Klemann and Sununu are "independent directors", as the term is defined under the listing standards of AMEX.

        The Board met seven times in 2003 (including regularly scheduled and special telephonic meetings). All of the directors attended at least 91% of the total meetings of the Board and the committees on which they were members. The non-management directors meet in executive session, as needed, without the management directors or other members of management. The Board does not have a policy regarding director attendance at annual meetings. Last year, all of the directors attended the annual meeting.

        We have a non-executive Chairman in lieu of a "lead" director who presides at all executive sessions of the Board. An interested person who wishes to contact either the Chairman or the non-management directors as a group may do so by writing to either the Chairman or the Non-Management Directors, c/o Corporate Secretary, North American Galvanizing & Coatings, Inc., 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136, which will be forwarded, unopened, to the addressee.

DIRECTOR'S COMPENSATION

        Non-management directors that are not our employees receive an annual fee of $20,000, payable in quarterly installments, and receive no additional compensation for committee services beyond their annual fee. A director may elect to receive the annual fee in cash, shares of Common Stock, or a combination thereof. Pursuant to the stockholder approved 1996 Stock Option Plan, each non-management director who is serving as such on July 1 of each year receives a grant of options to purchase 5,000 shares of Common Stock (the "Non-Employee Director Options"). Under the 1996 Stock Option Plan, the exercise price of Non-Employee Director Options is 100% of the fair market value of the Common Stock on the date of the grant. Non-Employee Director Options become exercisable six months following the date of the grant and have a ten year term.

        Directors who are also our employees receive no compensation beyond their normal salary for their Board and committee services. We reimburse all directors for travel expenses incurred by them in connection with their attendance at Board or committee meetings or other business of the Company.

CORPORATE GOVERNANCE

        The Board adopted corporate governance guidelines in 2004. The guidelines address the qualification and selection of Board members, independence of Board members, Board leadership, structure of Board committees and Board processes. In addition, the guidelines include a requirement for executive sessions of non-management directors, an annual self-assessment of the performance of the Board and its committees, an annual performance evaluation of the Chief Executive Officer, and a charter for each Board committee. We have also adopted a Code of Conduct and Ethics that applies to the Board, our corporate officers and all of our other employees. Our corporate governance guidelines, the charters for our committees and our Code of Conduct and Ethics are available on our website at www.nagalv.com/locations/Nagc.asp.

COMMITTEES OF THE BOARD

        The Board maintains the following four standing committees, the membership of which is determined from time to time by the Board:

        EXECUTIVE COMMITTEE. Messrs. Sununu (chairman), Klemann and Evans are members of the Executive Committee, which met three times in 2003. The Executive Committee is delegated authority to act on behalf of the Board in certain operational and personnel matters, and to approve capital expenditures within limits authorized by the Board.

        AUDIT COMMITTEE. Messrs. Lynch (chairman), Bundy and Morrow are members of the Audit Committee, which met nine times in 2003. Each member of the Audit Committee is an "independent director" as defined in the AMEX rules. The Board has determined that Mr. Lynch qualifies as an audit committee "financial expert" within the meaning of the rules and regulations of the Securities and Exchange Commission (the "SEC"). The charter of our Audit Committee is attached as Annex A to this proxy statement and is also available on our website at www.nagalv.com/locations/Nagc.asp.

        The Audit Committee is responsible for, among other things,

          o appointing our independent accountants, subject to stockholder ratification,
          o reviewing the scope of the annual audit and recommendations of the independent audit firm,
          o reviewing and discussing with management and the independent auditors our audited financial statements and other financial information,
          o monitoring the independence and performance of our independent auditors, and
          o evaluating overall risk exposures and the adequacy of the overall internal control functions of the Company.

        COMPENSATION COMMITTEE. Messrs. Morrow (chairman), Lynch and Bundy are members of the Compensation Committee, which met two times in 2003. Each member of the Compensation Committee is an "independent director" as defined in the AMEX rules. The charter of our Compensation Committee is available on our website at www.nagalv.com/locations/Nagc.asp.
           ---------------------------------

        The Compensation Committee considers remuneration of our corporate and subsidiary officers, administers our incentive compensation and stock option plans and approves the adoption of employee benefit plans. The Compensation Committee evaluates the performance of the Chief Executive Officer and recommends to the Board compensation of the Chief Executive Officer.

        CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The Corporate Governance and Nominating Committee was formed in 2003, and is composed of Messrs. Morrow (chairman), Bundy, Klemann, Lynch and Sununu. Each member of the Corporate Governance and Nominating Committee is an "independent director" as defined in the AMEX rules. The Corporate Governance and Nominating Committee met one time in 2003. The charter of our Corporate Governance and Nominating Committee is available on our website at www.nagalv.com/locations/Nagc.asp.

        The Corporate Governance and Nominating Committee conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. The Corporate Governance and Nominating Committee is responsible for, among other things, identifying and evaluating the qualifications of candidates for Board membership and making recommendations of candidates for consideration of nomination by the Board.

        The Corporate Governance and Nominating Committee reviews and recommends to the Board the slate of director nominees to be proposed for election at annual meetings of stockholders and candidates to fill vacancies on the Board that occur between annual meetings of the stockholders. In identifying and evaluating candidates for Board membership, the Corporate Governance and Nominating Committee takes into account all factors it considers appropriate, which may include professional experience, knowledge, integrity, independence, diversity of backgrounds and the extent to which the candidate would fill a present need on the Board.

           The Corporate Governance and Nominating Committee will consider candidates for director recommended by stockholders. Any stockholder who wishes to recommend a person to be considered for nomination as a director by the Corporate Governance and Nominating Committee may do so by submitting the candidate's name and qualifications in writing to Corporate Governance and Nominating Committee, c/o Corporate Secretary, 2250 E. 73rd Street, Suite 300, Tulsa, Oklahoma 74136-6832. Stockholders may directly nominate persons for director in accordance with the provisions of our Bylaws, a copy of which is on file with the SEC.


COMPANY INFORMATION AVAILABLE ON WEBSITE

        In addition to our corporate governance guidelines, our Code of Conduct and Ethics and the charters of our Audit Committee, Compensation Committee and our Corporate Governance and Nominating Committee, we make available through our Internet website at www.nagalv.com/locations/Nagc.asp certain filings with the SEC, including our Proxy Statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and Statements of Beneficial Ownership of Securities on Forms 3, 4 and 5 for our directors and officers.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth certain information as of May 1, 2004, regarding the beneficial ownership of the Common Stock by (a) all persons who are beneficial owners of five percent or more of the Common Stock, (b) each of our directors, (c) our Chief Executive Officer and our only other executive officer (the "named executive officers"), and (d) all of our directors and executive officers as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                   NUMBER OF      OPTIONS AND
                                   SHARES OF       WARRANTS
                                  COMMON STOCK    EXERCISABLE   PERCENTAGE OF
                                  BENEFICIALLY     WITHIN 60       COMMON
NAME                                 OWNED          DAYS(1)        STOCK(2)
-------------------------------   ------------   ------------   ------------
Linwood J. Bundy                        50,121         87,292        2.0%

Paul R. Chastain                        33,769          2,500        0.5%

Ronald J. Evans                         52,890        299,583        5.0%

Gilbert L. Klemann, II                  47,581         86,250        1.9%

Patrick J. Lynch                        42,999         51,458        1.4%

Joseph J. Morrow                     1,970,798        173,332       30.7%

John H. Sununu                         208,996        106,667        4.6%

All Directors and Executive          2,407,154        807,082       42.2%
  Officers as Group (7 persons)

Robert G. and Pauline B. Walker        345,724(3)          --        5.1%
  Revocable Trust

Edmund A. Schwesinger, Jr.             397,900(4)          --        5.8%

--------------

     (1) Represents shares which the directors and executive officers have, or within 60 days of May 1, 2004 will have, the right to acquire through the exercise of stock options and warrants.

     (2) Based on 6,805,193 shares of the Common Stock outstanding as of May 1, 2004 plus any currently exercisable warrants and stock options or stock options which become exercisable within 60 days. The address for each of our directors is as follows: c/o North American Galvanizing & Coatings, Inc., 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136-6832.

     (3) Information based on Schedule 13D of the Robert G. and Pauline B. Walker Revocable Trust, the Pauline B. Walker Revocable Trust A and the Robert G. Walker Irrevocable Trust B filed with the SEC dated December 14, 1996. The Robert G. and Pauline B. Walker Revocable Trust, together with two affiliated trusts, the Pauline B. Walker Revocable Trust A and the Robert G. Walker Irrevocable Trust B, beneficially own 345,724 shares. Pauline B. Walker, 3505 Claymore Drive, Plano, Texas 75075, is the sole trustee of all three trusts.

     (4) Information based on Schedule 13G of Mr. Edmund A. Schwesinger, Jr., 94 Cutler Road, Greenwich, Connecticut 06831, filed with the SEC on January 24, 2003.

                             EXECUTIVE COMPENSATION

        The following Summary Compensation Table provides information on the annual and long-term compensation for services paid to the named executive officers for the three fiscal years ended December 31, 2003.

                            ANNUAL COMPENSATION       LONG-TERM COMPENSATION
                            -------------------  --------------------------------
                                                 RESTRICTED SECURITIES                    ALL
     NAME AND                                       STOCK   UNDERLYING     LTIP          OTHER
PRINCIPAL POSITION   YEAR    SALARY     BONUS      AWARDS    OPTIONS     PAYMENTS   COMPENSATION(1)
------------------   ----   --------   -------     ------   ----------   --------   ---------------
Ronald J. Evans      2003   $160,000   $50,000       --         15,000      --           $9,922
President and CEO    2002    150,000    33,020       --         25,000      --            8,662
                     2001    100,000                 --             --      --            6,300

Paul R. Chastain     2003   $146,600   $ 7,500       --         10,000      --           $9,157
Vice President,      2002    141,600        --       --             --      --            8,921
CFO and Secretary    2001    141,600        --       --             --      --            8,921

------------------


     (1) Represents the Company's matching contributions to its 401(k) defined contribution retirement plan on behalf of the named executive officer.


                     STOCK OPTION GRANTS IN FISCAL YEAR 2003

        The following table provides information on fiscal year 2003 stock option grants to the named executive officers.

                                                                               POTENTIAL
                                                                              REALIZATION
                                                                           AT ASSUMED ANNUAL
                    NUMBER OF      PERCENT OF                               RATES OF STOCK
                    SECURITIES    TOTAL OPTIONS   EXERCISE                PRICE APPRECIATION
                    UNDERLYING     GRANTED TO        OR                   FOR OPTION TERM(2)
                      OPTIONS     EMPLOYEES IN   BASE PRICE  EXPIRATION   -------------------
NAME               GRANTED(#)(1)   FISCAL YEAR   ($/SHARE)      DATE         5%         10%
----               ------------   ------------   ---------   ----------   --------   --------
Ronald J. Evans          15,000          30.0%   $    1.50      3/18/13   $ 14,150   $ 35,859

Paul R. Chastain         10,000          20.0%   $    1.50      3/18/13   $  9,433   $ 23,906

------------------

     (1) Options are granted under the 1996 Stock Option Plan and become exercisable over a four year period, with 25% of the shares becoming exercisable on each anniversary of the grant date.

     (2) The assumed values result from certain prescribed rates of stock price appreciation. Values were calculated based on a ten-year exercise period. The actual value of the option grant is dependent on future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

                      OPTIONS EXERCISED IN FISCAL YEAR 2003
                           AND FISCAL YEAR-END VALUES

        The following table provides information on options exercised by the named executive officers during fiscal year 2003 and the value of options held at fiscal year-end.

                                                 NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                   # OF SHARES                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                   ACQUIRED ON      VALUE      OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END ($)
      NAME          EXERCISE     REALIZED($)  EXERCISABLE / UNEXERCISABLE   EXERCISABLE / UNEXERCISABLE(1)
----------------   -----------   ----------   ---------------------------   ---------------------------
Ronald J. Evans        --        $   --          256,250  /    33,750           $2,500  /  $7,900

Paul R. Chastain       --            --            6,000  /    10,000              --   /     --
-------------------------------------------------------------------------------------------------------


     (1) Value is the difference between the closing price of the Common Stock on the last trading day of fiscal 2003 and the option exercise price of the in-the-money options multiplied by the number of in-the-money options.

                          COMPENSATION COMMITTEE REPORT

        The Compensation Committee reviews our general compensation policies and the compensation plans and specific compensation levels for executive officers. The 1996 Stock Option Plan and Rule 16b-3 of the Securities Exchange Act of 1934, as amended, require that at least two of the Compensation Committee members be non-employee directors. The Compensation Committee consists of three directors who are not employees of the Company. Each of the Compensation Committee members also is an "independent director" as defined in the AMEX rules. Joseph J. Morrow is the current Chairman of the Compensation Committee. Former Board member Mark E. Walker served as Chairman of the Compensation Committee until his retirement from the Board in February 2004. All decisions by the Compensation Committee relating to the compensation of our executive officers are reviewed by the full Board.

        In accordance with SEC rules designed to enhance disclosure of companies' policies toward executive compensation, the following is a report submitted by the Compensation Committee members addressing our compensation policy as it related to our executive officers and key subsidiary officers and managers for the fiscal year 2003.

        Our objective is to ensure that executive compensation is directly linked to ongoing improvement in corporate performance and increasing stockholder value. The following objectives are guidelines for compensation decisions:

         CLASSIFICATION. The Compensation Committee has approved a compensation program for our salaried employees which is based on annual national salary surveys for industrial manufacturing companies. Approved salary ranges are reviewed annually to determine parity with national compensation trends and to ensure that we maintain a reasonably competitive compensation structure.

         COMPETITIVE SALARY BASE. Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each subsidiary key officer and senior managers and corporate officer is reviewed annually by the President and Chief Executive Officer who may recommend an increase for approval by the Compensation Committee. The President and Chief Executive Officer's salary is determined by the Board based on a review and recommendation by the Compensation Committee, taking into consideration similar competitive compensation, assessment of his past performance, his leadership characteristics and its expectations of his future contributions to our long-term success. The Compensation Committee approved a base salary of $160,000 for the Chief Executive Officer during 2003, reflecting our improved earnings performance in 2002.

         ANNUAL INCENTIVE COMPENSATION. Our executive officers and key subsidiary personnel are eligible to participate in an annual incentive compensation plan with awards based primarily on achievement of profit performance targets. Awards are subject to decrease or increase on the basis of our performance and at the discretion of the Compensation Committee. The Compensation Committee took into consideration the contributions and earnings performance by the key managers and officers of our galvanizing subsidiary and selectively approved an aggregate of $130,920 in incentive awards for 27 persons, including our Chief Executive Officer.

         STOCK OPTION PROGRAM. The purpose of this program is to provide additional incentives to employees to work to maximize our growth and stockholder value. The stock option program may utilize vesting periods to encourage key employees to continue in our employ. The number of options granted is determined by the subjective evaluation of the executive's ability to influence our long-term growth and profitability. Options are granted at the current market price at the time of the grant. In 2003, the Compensation Committee approved stock option grants totaling 50,000 shares of Common Stock to our executive officers (which includes a stock option grant of 15,000 shares of Common Stock to our Chief Executive Officer) and key galvanizing subsidiary officers.

        The Compensation Committee believes that its objectives of linking executive compensation to corporate performance result in alignment of compensation with corporate goals and stockholder interest. The Compensation Committee believes that compensation levels during 2003 adequately reflect our compensation goals and policies. The Compensation Committee will continue to evaluate the relationship between its executive and key managerial compensation and our performance and stockholder value.

                           THE COMPENSATION COMMITTEE:

                           Joseph J. Morrow, Chairman
                           Linwood J. Bundy
                           Patrick J. Lynch


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee is presently comprised of the following directors: Messrs. Morrow, Lynch and Bundy, none of whom are current or former officers or employees of the Company or any of its subsidiaries. Former Board member Mark E. Walker served as Chairman of the Compensation Committee until his retirement from the Board in February 2004. None of our named executive officers or directors was an executive officer or served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

                             AUDIT COMMITTEE REPORT

        After a recommendation by the Audit Committee, the Board adopted a revised Audit Committee charter setting forth the functions to be performed by the Audit Committee. The Audit Committee consists of three directors, all of whom must be independent in accordance with and meet the other requirements of the AMEX rules.

        The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        In this context, the Audit Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company's results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principals generally accepted in the United States of America.

        The Audit Committee is responsible for, among other things, reviewing with our independent auditors the scope and results of their audit engagement. In connection with the fiscal 2003 audit, the Audit Committee has:

          o reviewed and discussed with Deloitte & Touche, LLP, our independent auditors ("Deloitte & Touche"), and with management our audited financial statements to be included in our annual report on Form 10-K for the year ended December 31, 2003,
          o discussed with Deloitte & Touche the matters required by Statement on Auditing Standards No. 61, as amended, relating to communications between the Audit Committee and the independent accountants, and
          o received from and discussed with Deloitte & Touche the written disclosures and letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 as modified or supplemented, regarding their independence from the Company.

        Based on the review and the discussions described in the preceding bullet points, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The revised Audit Committee Charter, effective January 1, 2004, is set forth in Annex A hereto.

                                          THE AUDIT COMMITTEE:


                                          Patrick J. Lynch, Chairman
                                          Linwood J. Bundy
                                          Joseph J. Morrow

                                   PROPOSAL 2

                       2004 INCENTIVE STOCK PLAN PROPOSAL

        The following discussion summarizes the material terms of the North American Galvanizing & Coatings, Inc. 2004 Stock Incentive Plan (the "Plan"). This discussion does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Annex B.

PURPOSE

        The primary purpose of the Plan is (1) to attract and retain eligible employees and outside directors for us, (2) to provide an incentive to eligible employees and outside directors to work to increase the value of our Common Stock, and (3) to provide eligible employees and outside directors with a stake in our future which corresponds to the stake of each of our stockholders.

ADMINISTRATION

        The Plan is administered by a committee of our board of directors (the "Committee"), which shall have at least two members, each of whom shall be a non-employee director within the meaning of Rule 16b-3 and an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Each grant under the Plan is evidenced by a certificate that incorporates such terms and conditions as the Committee deems necessary or appropriate.

COVERAGE, ELIGIBILITY AND GRANT LIMITS

        The Plan provides for the grant of stock options ("Options"), stock grants ("Stock Grants"), stock units ("Stock Units"), and stock appreciation rights ("SARs") to certain eligible employees and to outside directors. An eligible employee is any of our employees or any employee of our subsidiary, parent or affiliate who has been designated by the Committee to receive a grant under the Plan. No eligible employee or outside director in any calendar year may be granted an Option to purchase more than 100,000 shares of Common Stock or an SAR based on the appreciation with respect to more than 100,000 shares of Common Stock or may be granted Stock Grants or Stock Units where the fair market value of shares of Common Stock subject to such grant exceeds $100,000 shares. This $100,000 limitation does not apply to a Stock Unit Grant made pursuant to the Director Stock Unit Program. No more than 100,000 shares of Common Stock are available for issuance pursuant to nonforfeitable Stock Grants or Stock Units under the Plan; provided, however, that no non-forfeitable shares of Common Stock issued pursuant to Stock Unit grants under the Director Stock Unit Program shall be counted in determining whether this 100,000 share limitation has been reached. No more than 1,250,000 shares of Common Stock are available for grant of incentive stock options ("ISOs").

SHARES AVAILABLE FOR ISSUANCE

        There will be 1,250,000 shares of Common Stock available for issuance under the Plan, which includes 489,677 authorized but unissued shares under the North American Galvanizing & Coatings, Inc. 1996 Stock Option Plan which are not covered by outstanding options. In addition, shares that were subject to outstanding grants under this plan and the North American Galvanizing & Coatings, Inc. 1988 Stock Option Plan which are forfeited or lapse on or after the effective date of the Plan shall become available for issuance under the Plan. The number of such shares will depend upon which, if any, grants under such plans are forfeited or lapse and therefore is not known at this time. Any shares of Common Stock which remain unissued after the cancellation, expiration or exchange of an Option, SAR or Stock Grant or which are forfeited after issuance shall again be available for grants under the Plan.

OPTIONS

        Under the Plan, non-incentive stock options ("Non-ISOs") may be granted to eligible employees or outside directors by the Committee, but ISOs, which are intended to qualify for special tax treatment under Section 422 of the Code, can only be granted to our eligible employees or eligible employees of our subsidiary or parent. Each Option granted under the Plan entitles the optionee to purchase the number of shares of Common Stock specified in the grant at the option price specified in the related stock option certificate. The terms and conditions of each Option granted under the Plan will be determined by the Committee, but no Option will be granted at an exercise price which is less than the fair market value of the Common Stock as determined on the grant date in accordance with the Plan. In addition, if the Option is an ISO that is granted to a ten percent stockholder, the option price may be no less than 110% of the fair market value of the shares of Common Stock on the grant date. Moreover, no eligible employee may be granted ISOs which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date that the ISO was granted) that exceeds $100,000.

        Each Option granted under the Plan shall be exercisable as provided in the related Option certificate. However, if the only condition to the exercise of an Option is the completion of a period of service, such period of service shall not be less than one year, starting on the date the Option is granted unless the Committee determines that a shorter period of service (or no period of service) better serves our interest. No Option may be exercisable more than ten years from the grant date or, if the Option is an ISO granted to a ten percent stockholder, it may not be exercisable more than five years from the grant date.

STOCK APPRECIATION RIGHTS

        SARs may be granted by the Committee to eligible employees and outside directors under the Plan, either as part of an Option or as stand alone SARs. The terms and conditions for an SAR granted as part of an Option will be set forth in the Option certificate for the related Option while the terms and conditions for a stand alone SAR will be set forth in a SAR certificate. SARs entitle the holder to receive the appreciation of the fair market value of one share of Common Stock as of the date such right is exercised over the baseline price specified in the Option or SAR certificate (the "SAR Value"), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for an SAR must equal or exceed the fair market value of a share of Common Stock as determined on the grant date in accordance with the Plan. If an SAR is granted together with an Option, then the exercise of the SAR shall cancel the right to exercise the related Option, and the exercise of a related Option shall cancel the right to exercise the SAR. An SAR granted as a part of an Option shall be exercisable only while the related Option is exercisable. A stand alone SAR shall be exercisable as provided in the related SAR certificate. The Committee in its discretion may require completion of a period of service as an eligible employee or outside director before an SAR may be exercised, but if the only condition to the exercise of an SAR is the completion of a period of service, such period of service shall not be less than one year, starting on the date the SAR is granted unless the Committee determines that a shorter period of service (or no period of service) better serves our interest. At the discretion of the Committee any payment due upon the exercise of an SAR can be made in cash or in the form of Common Stock.

STOCK GRANTS

        Stock Grants are grants which are designed to result in the issuance of Common Stock to the eligible employee or outside director to whom the grants are made, and Stock Grants may be granted by the Committee subject to such terms and conditions, if any, as the Committee acting in its absolute discretion deems appropriate. The Committee, in its discretion, may prescribe that an eligible employee's or outside director's rights in a Stock Grant will be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the eligible employee continue employment or the outside director continue service with us for a specified period or that we or the eligible employee achieve stated performance or other objectives. If the only condition to the forfeiture of a Stock Grant is the completion of a period of service, such period of service shall not be less than three years, starting on the date the Stock Grant is made unless the Committee determines that a shorter period of service (or no period of service) better serves our interest. Each Stock Grant shall be evidenced by a certificate which will specify what rights, if any, an eligible employee or outside director has with respect to such Stock Grant as well as any conditions applicable to the Stock Grant.

        Except as otherwise set forth in the related Stock Grant certificate, if a cash dividend is paid on stock subject to a Stock Grant while such Stock Grant remains subject to forfeiture conditions or restrictions on transfer, then the cash dividend will be paid in cash directly to the eligible employee or outside director. Except as otherwise set forth in the related Stock Grant certificate, if a stock dividend is paid on stock subject to a Stock Grant while such Stock remains subject to forfeiture conditions or restrictions on transfer, then the stock dividend will be held by us subject to the same conditions or restrictions as the related Stock Grant. Except as otherwise set forth in the related Stock

Grant certificate, an eligible employee or outside director shall have the right to vote Stock issued under a Stock Grant while such Stock remains subject to forfeiture conditions or restrictions on transfer.

STOCK UNITS

        Stock Units are grants which are designed to result in cash payments to the eligible employees and outside directors to whom grants are made based on the fair market value of the Common Stock underlying the grant, and Stock Units may be granted by the Committee subject to such terms and conditions, if any, as the Committee acting in its absolute discretion deems appropriate. A Stock Unit grant made pursuant to the Director Stock Unit Program may at the discretion of the Committee result in the issuance of shares of Common Stock (and cash in lieu of any fractional share). The terms and conditions for a Stock Unit grant will be set forth in the certificate evidencing the grant and may include, for example, a requirement that the eligible employee continue employment or the outside director continue service with us for a specified period or that we or the eligible employee achieve stated performance or other objectives. If the only condition to the forfeiture of a Stock Unit is the completion of a period of service, such period of service shall not be less than three years, starting on the date the Stock Unit is granted unless the Committee determines that a shorter period of service (or no period of service) better serves our interest. Finally, the Committee shall have the discretion to settle Stock Units granted under the director stock unit program with shares of Common Stock, and any such settlement effected in Common Stock will be charged against the limit on shares which can be issued pursuant to Stock Grants.

TRANSFERABILITY

        No Option, SAR, Stock Grant or Stock Unit grant made to an eligible employee or outside director is transferable by such eligible employee or outside director other than by will or by the laws of descent and distribution. Absent consent of the Committee, an Option or SAR shall be exercisable during an eligible employee's or outside director's lifetime only by such eligible employee or outside director.

CHANGE IN CONTROL

        If there is a change in control, then all conditions to the exercise of all outstanding Options and SARs and all issuance or forfeiture conditions on all outstanding Stock Grants and Stock Unit grants will be deemed satisfied. The board of directors shall have the right, to the extent required as a part of the change in control transaction, to cancel all outstanding Options, SARs and Stock Grants after giving eligible employees and outside directors a reasonable period of time to exercise their outstanding Options and SARs or to take such other action as is necessary to receive Common Stock subject to Stock Grants.

        A change in control means, generally, (1) the acquisition by any person of 30% or more of the outstanding shares of Common Stock, (2) the current members of our board of directors, or their approved successors, ceasing to be a majority of the board of directors during any period of two years or less, (3) a reorganization, merger, consolidation or sale or disposition of substantially all of our assets, unless our shareholders control the resulting company, or (4) the approval by shareholders of our complete liquidation or dissolution, (5) any other event the Committee determines is a change in control.

AMENDING OR TERMINATING THE PLAN

        The Plan may be amended by the board of directors to the extent it deems necessary or appropriate, but no amendment may be made on or after the effective date of a change on control to the section of the Plan governing a change in control which might adversely affect any rights that would otherwise vest on a change in control. The Plan may also be terminated by the board of directors at any time. The board of directors may not unilaterally modify, amend or cancel any Option, SAR, Stock Grant or Stock Unit previously granted without the consent of the holder of such Option, SAR, Stock Grant or Stock Unit or unless we are completely dissolved or liquidated or a similar transaction occurs. No amendment shall be made absent the approval of our stockholders to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Common Stock are listed.

ADJUSTMENT OF SHARES

        CAPITAL STRUCTURE. The number, kind or class of shares of Common Stock reserved for issuance under the Plan, the annual grant caps, the number, kind or class of shares of Common Stock subject to Options or SARs granted under the Plan, and the option price of the Options and the SAR Value of the SARs, as well as the number, kind or class of shares of Common Stock granted pursuant to Stock Grants under the Plan and the payment due under Stock Unit grants under the Plan, shall be adjusted by the Committee in an equitable manner to reflect any change in our capitalization.

        MERGERS. The Committee as part of any transaction described in Code
Section 424(a) shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the Plan, the number, kind or class of shares of Common Stock underlying any Stock Grants previously made under the Plan and any related grant and forfeiture conditions, and the number, kind or class of shares of Common Stock subject to Option and SAR grants previously made under the Plan and the related option price of the Options and SAR Value of the SARs and cash payment under Stock Unit grants previously made under the Plan, and, further, shall have the right to make (in any manner which the Committee in its discretion deems consistent with Code
Section 424(a)) Stock Grant, Stock Unit, Option and SAR grants to effect the assumption of, or the substitution for, stock grants, option and stock appreciation right grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

FEDERAL INCOME TAX CONSEQUENCES

        The rules concerning the federal income tax consequences with respect to grants made pursuant to the Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

        ISOS. In general, an eligible employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee's alternative minimum taxable income. If the eligible employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or
(2) one year after the date of exercise of the ISO, a subsequent disposition of the Common Stock will generally result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price. We will not be entitled to any income tax deduction as a result of such disposition. We normally will not be entitled to take an income tax deduction upon either the grant or the exercise of an ISO.

        If the eligible employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and we will be entitled to an income tax deduction (provided we satisfy applicable federal income tax reporting requirements), in an amount equal to the lesser of (1) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (2) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

        NON-ISOS. An eligible employee or an outside director will not recognize any taxable income upon the grant of a Non-ISO, and we will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the eligible employee or outside director generally will recognize ordinary income and we will be entitled to take an income tax deduction (provided we satisfy applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. However, if an eligible employee or outside director is subject to Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "1934 Act") and cannot sell the Common Stock purchased after the exercise of the Non-ISO without being subject to liability under such section, the stock will be treated as subject to a substantial risk of forfeiture for six months or until the stock can be sold without any such liability, whichever comes first, and the eligible employee or outside director will be taxable on such spread at that time. Upon a subsequent sale of the Common Stock by the eligible employee or outside director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

        SARS. An eligible employee will recognize ordinary income for federal income tax purposes upon the exercise of an SAR under the Plan for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the eligible employee will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the eligible employee receives as a result of such exercise. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee in the same taxable year in which the eligible employee recognizes such income, if we satisfy applicable federal income tax reporting requirements.

        STOCK GRANTS. An eligible employee or outside director is not subject to any federal income tax upon the grant of a Stock Grant, nor does the grant of a Stock Grant result in an income tax deduction for us, unless the restrictions on the stock do not present a "substantial risk of forfeiture" or the stock is "transferable", each within the meaning of Section 83 of the Code. Stock which is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code is transferable within the meaning of Section 83 if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the Stock Grant is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee or outside director will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock transferred to the eligible employee or outside director, generally determined on the date the Stock Grant is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares. If an eligible employee or outside director is subject to Section 16(b) of the 1934 Act and cannot sell the Common Stock without being subject to liability under such section after the Common Stock is no longer subject to a substantial risk of forfeiture or is transferable, the Common Stock will be treated as subject to a substantial risk of forfeiture and non-transferable for six months or until the stock can be sold without any such liability, whichever comes first. If the Stock Grant is forfeited, the eligible employee or outside director will recognize no gain.

        STOCK UNITS. An eligible employee or outside director is not subject to any federal income tax upon the grant of a Stock Unit, nor does the grant of a Stock Unit result in an income tax deduction for us. In the year that the Stock Unit is either redeemed for cash or transferable, the eligible employee or outside director will recognize ordinary income in an amount equal to the amount of the payment made under the Stock Unit or received in the transfer. If the Stock Unit is forfeited, the eligible employee or outside director will recognize no gain.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR THE 2004 INCENTIVE STOCK PLAN.

                                   PROPOSAL 3

                      DIRECTOR STOCK UNIT PROGRAM PROPOSAL

              The following discussion summarizes the material terms of the North American Galvanizing & Coatings, Inc. Director Stock Unit Program (the "Program"). This discussion does not purport to be complete and is qualified in its entirety by reference to the Program, a copy of which is attached hereto as Annex C.

PURPOSE

              The primary purpose of the Program is to tie a percentage of each Director's compensation to the long-term value of our Common Stock. Additionally, the Program is expected to reduce the Company's cash outlay for administrative expenses. Under the Program, each director will receive some or all of his or her compensation for service as a director in the form of stock unit grants under our 2004 Incentive Stock Plan. The Program has been adopted in connection with the adoption of our 2004 Incentive Stock Plan and has been adopted subject to the approval of both this Program and the 2004 Incentive Stock Plan by our stockholders. The Program will be effective on the date it is approved by our stockholders.

ADMINISTRATION

              The Program is administered by a committee of our board of directors (the "Committee"), which is the same committee that administers the 2004 Incentive Stock Plan. The Committee shall have at least two members, each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the absolute power and authority to interpret the terms of the Program, including the final authority to determine a director's benefits under the Program, and to take any other action in connection with the operation of the Program that the Committee deems fair and appropriate under the circumstances.

STOCK UNIT GRANTS TO OUTSIDE DIRECTORS

              For purposes of this Program, an outside director is a member of our board of directors who is not our employee. Each outside director shall be required to defer at least 50% of his or her director fees each calendar year in accordance with this Program, and each outside director will be given the opportunity to defer 75% or 100% of his or her director fees for each calendar year. Amounts deferred under the Program will be converted into a stock unit grant under the 2004 Incentive Stock Plan at the average of the closing prices for a share of our Common Stock for the 10 trading days before the date the director fees for outside directors otherwise would have been payable in cash.

MATCHING UNITS FOR OUTSIDE DIRECTORS

              To encourage deferral of fees by outside directors, matching units will be granted to each outside director based on the percentage of his or her director fees such outside director defers. If an outside director only defers 50% of his or her director fees, such outside director will receive a match equal to 25% of his or her deferral in an additional stock unit grant. If an outside director elects to defer 75% of his or her director fees, such outside director will receive a match equal to 50% of his or her deferral in an additional stock unit grant. If an outside director elects to defer 100% of his or her director fees, such outside director will receive a match equal to 75% of his or her deferral in an additional stock unit grant.

DEFERRAL ELECTION RULES FOR OUTSIDE DIRECTORS

              If an outside director wishes to defer 75% or 100% of his or her director fees in a calendar year, he or she must make a deferral election on the form provided by us. The election form must be received by us before the beginning of the calendar year for which it is made. For 2004, each outside director wishing to defer 75% or 100% of his or her director fees must deliver an election to us within 30 days of our annual stockholders' meeting. An outside director who is first elected during a calendar year and who wishes to defer 75% or 100% of his or her director fees must deliver an election to us within 30 days of the date when he or she is first elected an outside director. Once an election is received by us for a calendar year, it is irrevocable for such calendar year.

STOCK UNIT GRANTS TO INSIDE DIRECTORS

              For purposes of this Program, an inside director is a member of our board of directors who is our employee. For each inside director, we automatically shall defer from his or her base salary or other compensation a dollar amount equal to 50% of the director fees for outside directors. Each inside director may defer an amount equal to 50% or 75% of the director fees for outside directors from his or her compensation. Inside directors who wish to make such additional deferrals must follow the same deferral election procedures that apply to outside directors. Deferrals for inside directors shall be matched at the same rate as deferrals for outside directors. Thus, if an inside director only defers an amount equal to 50% of the outside director fees, such inside director will receive a match equal to 25% of his or her deferral in an additional stock unit grant. If an inside director elects to defer an amount equal to 75% of the outside director fees, such inside director will receive a match equal to 50% of his or her deferral in an additional stock unit grant. If an inside director elects to defer an amount equal to 100% of his or her director fees, such inside director will receive a match equal to 75% of his or her deferral in an additional stock unit grant.

              The deferrals for each inside director shall coincide with deferrals for outside directors and shall be converted into a stock unit grant under the 2004 Incentive Stock Plan at the same time and in accordance with the same procedures followed for outside directors.

DEFERRAL PERIOD

              All deferrals made in any calendar year automatically will be deferred for five calendar years following the calendar year for which the deferral is made. If a director makes an election at least one full year before the end of such a five-year deferral period, his or her deferrals under the Program shall be deferred for an additional five years. An election to defer payment for an additional five years shall be irrevocable. However, all deferrals under the Program will be paid as of the later of the date a director's service as a director ends or the date his or her employment with us ends.

              If a director can demonstrate to a majority of our board of directors (excluding the director seeking payment of his or her deferrals) that he or she has an extreme financial hardship as a result of reasonably unforeseeable circumstances, then the board of directors may authorize payment of all or a portion of such director's deferrals to cure such hardship.

PAYMENT OF DEFERRALS

              When deferrals become payable under the Program, payment shall be made, subject to applicable withholdings, in a lump sum in cash or, at the Committee's discretion, in whole shares of Common Stock (and cash in lieu of a fractional share) based on the average of the closing prices for a share of Common Stock for the 10 trading days before the date as of which payment is made. We shall make a payment as soon as practicable after the payment becomes payable unless making a payment at such time could result in a violation of securities or other laws. Any payment in shares of Common Stock will be made subject to the limits in our 2004 Incentive Stock Plan.

TAX CONSEQUENCES

              The rules concerning the federal income tax consequences with respect to stock unit grants deferred pursuant to the Program are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

              A director is not subject to any federal income tax upon the deferral of director fees or the grant of a stock unit under the 2004 Incentive Stock Plan, nor does the deferral of director fees or grant of a stock unit result in an income tax deduction for us. In the year that the stock unit grant is either redeemed for cash or Common Stock, the director will recognize ordinary income in an amount equal to the amount of the payment (whether in cash or in Common Stock) made under the stock unit or received in the transfer, and the Company will receive a deduction in an amount equal to the amount of such payment.

              THE BOARD RECOMMENDS THAT YOU VOTE FOR THE DIRECTOR STOCK UNIT PROGRAM.

                                   PROPOSAL 4

  AMENDMENTS OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A
              REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT

SUMMARY

           The Board has authorized, and recommends for your approval a 1-for-150 reverse stock split of the Common Stock (the "Reverse Split") followed immediately by a 150-for-1 forward stock split of the Common Stock (the "Forward Split"). We refer to the Reverse Split, the Forward Split and any cash payments due for fractional shares, collectively, as the "Reverse/Forward Split".

           Under the Reverse Split, 150 shares of Common Stock (the "Minimum Number") registered in the name of a stockholder at the effective time of the Reverse Split will be converted into one share of Common Stock, followed immediately by the Forward Split pursuant to which each share of Common Stock outstanding upon consummation of the Reverse Split will be converted into 150 shares of Common Stock. If a registered stockholder holds fewer than the Minimum Number of shares of Common Stock in his or her account at the effective time of the Reverse Split, any fractional shares resulting from the Reverse Split will instead be converted into the right to receive a cash payment as described below.

           If a registered stockholder holds the Minimum Number or more shares of Common Stock in his or her account at the effective time of the Reverse Split, any fractional share in the holder's account resulting from the Reverse Split will not be cashed out. The Reverse Split will be followed immediately by the Forward Split and the total number of shares held by the holder will not change as a result of the Reverse/Forward Split.

           We are submitting a proposal to approve (and the Board recommends that the stockholders approve) the Reverse/Forward Split, and the Board in its discretion may determine if and when to effect the Reverse/Forward Split after it is approved by the stockholders. The Board reserves the right to abandon the Reverse/Forward Split even if approved by the stockholders (see "Reservation of Rights"). We expect that, if the Board elects to implement the Reverse/Forward Split, the Reverse/Forward Split would be consummated within one year of the date of the Annual Meeting. If the Board does not effect the Reverse/Forward Split prior to the 2005 annual meeting of stockholders, the Board may put the proposal in the 2005 proxy for consideration by the stockholders. If the Board determines to implement the Reverse/Forward Split, we will publicly announce the Board's decision in a press release, file the press release with the SEC and post the information on our website at www.nagalv.com immediately following the Board's decision and prior to the Effective Date (as defined later in this Summary).

           We have a large number of stockholders that own relatively few shares. We believe that the Reverse/Forward Split will significantly reduce stockholder record keeping and mailing expenses. Additionally, the Reverse/Forward Split will provide holders of fewer than the Minimum Number of shares with an efficient way to cash-out their investments without incurring transaction costs. In many cases, holders of fewer than the Minimum Number would incur brokerage commissions or other transaction costs in amount equal to a large percentage of the proceeds of the sale of their shares. In the Reverse/Forward Split, these holders will receive cash for their shares without incurring any transaction costs.

           In determining whether to implement the Reverse/Forward Split, the Board will consider factors such as:

          o the prevailing trading price and trading volume for the Common Stock at the time the decision is made;

          o the anticipated impact of the Reverse/Forward Split on the trading market for the Common Stock;

          o the availability and cost of funds required to make the cash payments to stockholders with fewer than the Minimum Number of shares whose shares are to be converted into the right to receive cash pursuant to the Reverse/Forward Split, and the terms of any arrangements that we may enter into to raise those funds;

          o     other transactions that we might be considering; and

          o     prevailing general market and economic conditions.

           If approved by stockholders and implemented by the Board, the Reverse/Forward Split will become effective on a date to be determined by the Board upon the filing of the necessary amendments to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Date"). The forms of proposed amendments to our Restated Certificate of Incorporation necessary to effect the Reverse/Forward Split are attached to this proxy statement as Annex D.

EFFECT ON STOCKHOLDERS

           If approved by stockholders at the Annual Meeting and implemented by the Board, the Reverse/Forward Split will affect our stockholders as follows:

--------------------------------------------------    ---------------------------------------------------------------------------
       STOCKHOLDER BEFORE COMPLETION
       OF THE REVERSE/FORWARD SPLIT                              NET EFFECT AFTER COMPLETION OF THE REVERSE/FORWARD SPLIT
--------------------------------------------------    ---------------------------------------------------------------------------
Registered stockholders holding the Minimum Number    None.
or more shares of Common Stock in an account.
--------------------------------------------------    ---------------------------------------------------------------------------
Registered stockholders holding fewer than the        Shares will be converted into the right to receive cash (see "Determination
Minimum Number of shares of Common Stock in an        of Cash-Out Price" below).
account.
--------------------------------------------------    ---------------------------------------------------------------------------
Stockholders holding Common Stock in "street name"    We intend for the Reverse/Forward Split to treat stockholders holding
through a nominee (such as a bank or broker).         Common Stock in "street name" through a nominee (such as a bank or broker)
                                                      in the same manner as stockholders of record. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in
                                                      "street name" should contact their nominees.
--------------------------------------------------    ---------------------------------------------------------------------------

           If stockholders holding fewer than the Minimum Number do not want to be cashed out in the Reverse/Forward Split, they may do so by purchasing a sufficient number of shares before the Effective Date on the open market, or, if applicable, by consolidating their accounts into an account with at least the Minimum Number. Consolidation of accounts could take a substantial amount of time, particularly if accounts are held at different financial institutions. Even if a stockholder initiates the consolidation of his or her accounts substantially in advance of the Effective Date, there is no assurance that the accounts will be consolidated by the Effective Date or, even if they are consolidated, that the financial institution holding the consolidated account will provide notice to the transfer agent by the Effective Date. If the transfer agent does not receive notice of the consolidation of accounts holding fewer than the Minimum Number by the Effective Date, whether or not the accounts are consolidated by the Effective Date, a stockholder will receive a cash payment with respect to the shares in any account that held fewer than the Minimum Number before the consolidation.

STRUCTURE OF THE REVERSE/FORWARD SPLIT

           If the Reverse/Forward Split is approved by stockholders and implemented by the Board, the Reverse Split is expected to occur at 5:00 p.m. (central time) on the Effective Date and the Forward Split is expected to occur at 5:01 p.m. (central time) on the Effective Date.

           Upon consummation of the Reverse Split, each registered stockholder on the Effective Date will receive one share of Common Stock for each Minimum Number of shares of Common Stock held in his or her account at that time. If a registered stockholder holds the Minimum Number or more shares of Common Stock on the Effective Date, any fractional share resulting from the Reverse Split will not be cashed out after the Reverse Split. After the Forward Split, the total number of shares held by such holder will not change as a result of the Reverse/Forward Split. Each registered stockholder who holds fewer than the Minimum Number of shares of Common Stock in his or her account at the time of the Reverse Split (also referred to as a "Cashed-Out Stockholder") will receive a cash payment instead of a fractional share, as permitted under Delaware law. This cash payment will be determined and paid as described below under "Determination of Cash-Out Price" below. Immediately following the Reverse Split, all stockholders who are not Cashed-Out Stockholders will receive 150 shares of Common Stock for every one share of Common Stock they held following the Reverse Split.

           We intend for the Reverse/Forward Split to treat stockholders holding Common Stock in "street name" through a nominee (such as a bank or broker) in the same manner as holders of record. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. Accordingly, we also refer to those beneficial or "street name" holders who receive a cash payment instead of fractional shares as "Cashed-Out Stockholders." However, nominees may have different procedures, and stockholders holding shares in "street name" should contact their nominees.

           The following examples illustrate the Reverse/Forward Split for hypothetical stockholders, assuming a hypothetical cash-out price of $1.00 per share:

-----------------------------------------------    -----------------------------------------------------------------------------
HYPOTHETICAL SCENARIO                              RESULT
-----------------------------------------------    ----------------------------------------------------------------------------
Mr. Taylor is a registered holder of 100 shares    Mr. Taylor holds fewer than the Minimum Number of shares. Instead of
of Common Stock in one account immediately         receiving a fractional share of Common Stock immediately after the Reverse
prior to the Reverse/Forward Split.                Split, Mr. Taylor's shares will be converted into the right to receive $100 in cash (100 shares x $1.00).

                                                   If Mr. Taylor wants to continue his investment in the Company, he can, prior to the Effective Date, buy at least 50 more shares of Common Stock so that he will have the Minimum Number of shares. Mr. Taylor would have to act far enough in advance of the Reverse/Forward Split so that the purchase is completed and the additional shares are credited in his account prior to
                                                   5:00 p.m. (central time) on the Effective Date.
-----------------------------------------------    ----------------------------------------------------------------------------
Ms. Eastwood has two separate record accounts.     Each account will be treated individually. Because neither account holds the
Immediately prior to the Reverse/Forward Split,    Minimum Number of shares, Ms. Eastwood will receive cash payments equal to
she holds 100 shares of Common Stock in one        the cash-out price of her Common Stock in each record account instead of
account and 50 shares of Common Stock in the       receiving fractional shares. Ms. Eastwood would receive two checks totaling
other. All of her shares are registered in her     $150 (100 shares x $1.00 plus 50 shares x $1.00).
name only.
                                                   If Ms. Eastwood wants to continue her investment in the Company, she can consolidate or transfer her two record accounts prior to the Effective Date into one account with at least the Minimum Number of shares of Common Stock.
                                                   Alternatively, she can buy at least 50 more shares for the first account and 100 more shares for the second account so that she will have the Minimum
                                                   Number of shares in each account. She would have to act far enough in advance of the Reverse/Forward Split so that the consolidation or the purchase is completed prior to 5:00 p.m. (central time) on the Effective
                                                   Date. Even if she does consolidate these accounts, there is no assurance that the accounts will be consolidated by the Effective Date or, even if they are consolidated, that the financial institution holding the consolidated account will provide timely notice to the transfer agent. If the transfer agent does not receive timely notice, Ms. Eastwood will receive the cash payment and will not retain her shares.
-----------------------------------------------    ----------------------------------------------------------------------------

-----------------------------------------------    ----------------------------------------------------------------------------
Ms. Baker holds 200 shares of Common Stock in      After the Reverse/Forward Split, Ms. Baker will continue to hold all 200
one account immediately prior to the               shares of Common Stock.
Reverse/Forward Split.
-----------------------------------------------    ----------------------------------------------------------------------------
Mr. Phillips holds 100 shares of Common Stock      We intend for the Reverse/Forward Split to treat stockholders holding Common
in a brokerage account immediately prior to the    Stock in "street name" through a nominee (such as a bank or broker) in the
Reverse/Forward Split.                             same manner as stockholders whose shares are registered in their names.
                                                   Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding Common Stock in "street name" should contact their nominees.
-----------------------------------------------    ----------------------------------------------------------------------------

BACKGROUND AND PURPOSE OF THE REVERSE/FORWARD SPLIT

           As of May 17, 2004, we had approximately 3,127 stockholders, including 1,897 holders of record and 1,230 beneficial owners holding shares in "street name". As of May 17, 2004, approximately 1,505 registered holders of Common Stock owned fewer than the Minimum Number, representing approximately 79.3% of the total number of registered holders of Common Stock, but only approximately 1.4% of the total number of outstanding shares of Common Stock. In addition, as of May 17, 2004, approximately 296 stockholders holding Common Stock in "street name" through a nominee owned fewer than the Minimum Number, representing approximately 24% of the total number of "street name" stockholders, but only approximately 0.43% of the total number of outstanding shares of Common Stock.

           We expect to benefit from cost savings as a result of the Reverse/Forward Split. The cost of administering each account, whether registered or in "street name", is the same regardless of the number of shares held in that account. We expect that these costs will increase over time. Therefore, our cost to maintain such small accounts are disproportionately high when compared to the total number of shares involved. We estimate that if we complete the Reverse/Forward Split, we will reduce the total cost of administering stockholder accounts by approximately $42,500 per year.

           The Reverse/Forward Split will provide stockholders with fewer than the Minimum Number of shares of Common Stock with a cost-effective way to cash out their investments, because we will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Split. Otherwise, stockholders with small holdings would likely incur brokerage fees which are disproportionately high relative to the market value of their shares if they wanted to sell their stock. The Reverse/Forward Split will eliminate these problems for most stockholders with small holdings.

           In light of these disproportionate costs, the Board believes that it is in our best interests and the best interests of our stockholders as a whole to eliminate the administrative burden and costs associated with such small accounts.

           We have in the past and may in the future pursue alternative methods of reducing our stockholder base, whether or not the Reverse/Forward Split is approved and implemented, including odd-lot tender offers and programs to facilitate sales by stockholders of odd-lot holdings. However, there can be no assurance that we will decide to pursue any such transaction. The Board considered such alternatives prior to approving the Reverse/Forward Split. After reviewing these alternative strategies, the Board determined that the Reverse/Forward Split would be the most cost-effective method for the stockholders and the Company of reducing the Company's stockholder base at the present time.

           For a discussion of the special considerations relating to the Reverse/Forward Split, see "Special Considerations of the Proposed Reverse/Forward Split" on page 2 of this proxy statement.

EFFECT OF THE REVERSE/FORWARD SPLIT ON THE COMPANY'S STOCKHOLDERS

           REGISTERED STOCKHOLDERS WITH FEWER THAN THE MINIMUM NUMBER OF SHARES OF COMMON STOCK. If we complete the Reverse/Forward Split and you are a stockholder holding fewer than the Minimum Number of shares of Common Stock immediately prior to the Reverse Split:

          o You will not receive a fractional share of stock as a result of the Reverse Split in respect of your shares being cashed out.

          o Instead of receiving a fractional share, you will receive a cash payment for your shares. See "Determination of Cash-Out Price" below.

          o After the Reverse Split, you will have no further interest in the Company with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in our assets, earnings, or profits or in any dividends paid after the Reverse Split. In other words, you will no longer hold your cashed-out shares and you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.

          o You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Split.

          o As soon as practicable after the time we effect the Reverse/Forward Split, you will receive a payment for the cashed-out shares you held immediately prior to the Reverse Split in accordance with the procedures described below.

                o HOLDERS OF BOOK-ENTRY SHARES. Most of our registered stockholders hold their shares in book-entry form and do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you are a Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

                o HOLDERS OF CERTIFICATED SHARES. If you are a Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to our transfer agent for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to the transfer agent, together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. For further information, see "Stock Certificates" below.

          o All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.


     If you want to continue to hold Common Stock after the Reverse/Forward Split, you may do so by taking one of the following actions far enough in advance so that it is completed by the Effective Date:

                o purchase a sufficient number of shares of Common Stock on the open market so that you hold at least the Minimum Number of shares of Common Stock in your account prior to the Effective Date; or

                o if applicable, consolidate your accounts so that you hold at least the Minimum Number of shares of Common Stock in one account prior to the Effective Date.

           If you attempt to consolidate your accounts by the Effective Date, there is no assurance that the consolidation will be completed by the Effective Date or, even if it is completed, that the financial institution holding the consolidated account will provide notice of the consolidation to the transfer agent by the Effective Date.

If the transfer agent does not receive notice that your accounts have been consolidated by the Effective Date, whether or not your accounts are consolidated by the Effective Date, you will receive a cash payment and will not retain your shares.

           REGISTERED STOCKHOLDERS WITH THE MINIMUM NUMBER OR MORE SHARES OF COMMON STOCK. If you are a registered stockholder with the Minimum Number or more shares of Common Stock in your account as of 5:00 p.m. (central time) on the Effective Date, we will first reclassify your shares into 1/150 of the number of shares you held immediately prior to the Reverse Split. One minute after the Reverse Split, at 5:01 p.m. (central time), we will reclassify your shares in the Forward Split into 150 times the number of shares you held after the Reverse Split, which will result in the same number of shares you held before the Reverse Split. The Reverse/Forward Split therefore will not affect the number of shares that you own if you hold the Minimum Number or more shares of Common Stock in your account immediately prior to the Reverse Split. To illustrate, if you held 300 shares of Common Stock in your account immediately prior to the Reverse Split, your shares would be converted into 2 shares in the Reverse Split and then back to 300 shares in the Forward Split.

           STREET NAME HOLDERS OF COMMON STOCK. We intend for the Reverse/Forward Split to treat stockholders holding Common Stock in "street name" through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding Common Stock in "street name" should contact their nominees.

           CURRENT AND FORMER COMPANY EMPLOYEES AND DIRECTORS. If you are a current or former employee or a director of the Company, you may own restricted shares of Common Stock and/or hold options to purchase the Common Stock through our stock plans. With respect to the restricted shares of Common Stock, you will be treated in the same manner as the other stockholders. If you hold options to purchase fewer than the Minimum Number, you will not receive a cash payment for these options. The Reverse/Forward Split will not affect the number of shares issuable upon the exercise of these options.

DETERMINATION OF CASH-OUT PRICE; PAYMENT OF CASH-OUT PRICE AND SOURCE OF FUNDS

           In order to avoid the expense and inconvenience of issuing fractional shares to stockholders who hold less than one share of Common Stock after the Reverse Split, and as permitted under Delaware law, we will pay cash for the fair value of the fractional shares. The cash-out price will be calculated by averaging the closing price per share of Common Stock on the AMEX for the ten consecutive AMEX trading days ending on (and including) the Effective Date (the "Average Trading Value"). No interest will be payable to stockholders on the cash-out price.

           We may use our available cash to pay the Cashed- Out Stockholders. Alternatively, we may seek to obtain the funds for the cash-out payments through a public or private offering of debt or equity securities or through another financing transaction and, in such event, the completion of the Reverse/Forward Split will be contingent upon obtaining financing on terms acceptable to the Board in its discretion. We cannot assure you that any financings will be available to us on acceptable terms or at all. If we are unable to obtain financing on terms acceptable to the Board, the Board may determine to abandon the Reverse/Forward Split.

           If the Board determines to abandon the Reverse/Forward Split, it will publicly announce its decision in a press release which we will file with the SEC and post on our website at www.nagalv.com immediately following the Board's decision.

EFFECT OF THE REVERSE/FORWARD SPLIT ON THE COMPANY

           We do not intend the Reverse/Forward Split to affect the public registration of the Common Stock with the SEC under the Securities Exchange Act of 1934, as amended. Similarly, we do not expect that the Reverse/Forward Split will affect the continued listing of the Common Stock on the AMEX. The par value of the Common Stock will remain at $0.10 per share after the Reverse/Forward Split.

           The number of authorized shares of Common Stock will not change as a result of the Reverse/Forward Split. On May 17, 2004, there were 6,779,387 shares of Common Stock issued and outstanding. The total number of outstanding shares of Common Stock after the Reverse/Forward Split will be reduced by the number of shares held by the Cashed-Out Stockholders immediately prior to the Reverse Split. In the event the Board elects to finance such payment with proceeds of an offering of Common Stock, any reduction in the total number of outstanding shares of Common Stock attributable to the Reverse/Forward Split would be offset by the issuance of Common Stock in connection with such offering.

           The total number of shares that will be cashed-out and the total cash to be paid by us are unknown at this point in time. Also, we do not know what the Average Trading Value will be. However, by way of example, if the Reverse/Forward Split had been completed as of June 16, 2004, when the average daily closing price per share of the Common Stock on the AMEX for the ten consecutive AMEX trading days then ended was $1.91, then the cash payments that would have been issued to Cashed-Out Stockholders, including both registered and "street name" holders, would have been approximately $243,828. The actual amounts will depend on the number of Cashed-Out Stockholders on the Effective Date, which will vary from the number of such stockholders on June 16, 2004.

STOCK CERTIFICATES

           The Reverse/Forward Split will not affect any certificates representing shares of Common Stock held by registered stockholders owning the Minimum Number or more shares of Common Stock in an account immediately prior to the Reverse Split. Existing certificates held by any of these stockholders will continue to evidence ownership of the same number of shares as is set forth on the face of the certificate.

           Any Cashed-Out Stockholder with share certificates will receive a letter of transmittal after the Reverse/Forward Split is completed. These stockholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to our transfer agent before they can receive cash payment for those shares.

POTENTIAL ANTI-TAKEOVER EFFECT

           The Reverse/Forward Split is not being proposed in response to any third party effort to accumulate shares of the Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or gain control of the Company.

REGULATORY REQUIREMENTS

           We do not believe that the Reverse/Forward Split will require the approval of any governmental agency. It is not our intention for the Reverse/Forward Split to be the first step in a "going-private" transaction.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

           GENERAL INFORMATION. We have summarized below certain federal income tax consequences to us and our stockholders resulting from the Reverse/Forward Split. This summary is based on U.S. federal income tax law existing as of the date of this proxy statement, and such tax laws may change, potentially with retroactive effect. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including (but not limited to): stockholders who received Common Stock as compensation for services (such as restricted stock) or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are an individual U.S. citizen and have held, and will hold, your shares as capital assets under the Internal Revenue Code. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse/Forward Split to you, in light of your specific circumstances.

           CONSEQUENCES TO THE COMPANY. The Reverse/Forward Split will not be a taxable transaction to us. Accordingly, the Reverse/Forward Split will not result in any material federal income tax consequences to us.

           CONSEQUENCES TO STOCKHOLDERS WHO ARE NOT CASHED OUT. If you (1) continue to hold Common Stock immediately after the Reverse/Forward Split and
(2) receive no cash as a result of the Reverse/Forward Split, you will not recognize any gain or loss in the Reverse/Forward Split, and you will have the same adjusted tax basis and holding period in your Common Stock as you had in such stock immediately prior to the Reverse/Forward Split.

           CONSEQUENCES TO CASHED-OUT STOCKHOLDERS. If you receive cash as a result of the Reverse/Forward Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Common Stock immediately after the Reverse/Forward Split, as explained below.

      a. Stockholders Who Exchange All of Their Common Stock for Cash and Do Not Actually or Constructively Own Common Stock After the Reverse/Forward Split

              If you (1) receive cash in exchange for your shares as a result of the Reverse/Forward Split and (2) do not continue to own, either actually or constructively under Section 318 of the Internal Revenue Code, any Common Stock immediately after the Reverse/Forward Split, you generally will recognize capital gain or loss in an amount equal to the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

      b. Stockholders Who Both Receive Cash and Continue to Own, Actually or Constructively, Common Stock After the Reverse/Forward Split

              If you both receive cash as a result of the Reverse/Forward Split and continue to own, either actually or constructively under Section 318 of the Internal Revenue Code, Common Stock immediately after the Reverse/Forward Split, you generally will recognize capital gain or loss in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is "not essentially equivalent to a dividend," or (2) is a "substantially disproportionate redemption of stock," as described below.

          o "NOT ESSENTIALLY EQUIVALENT TO A DIVIDEND." You will satisfy the "not essentially equivalent to a dividend" test if the reduction in your proportionate stock ownership interest in the Company resulting from the Reverse/Forward Split, including both actual and constructive ownership, is considered a "meaningful reduction" given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will meet this test.

          o "SUBSTANTIALLY DISPROPORTIONATE REDEMPTION OF STOCK." The receipt of cash in the Reverse/Forward Split will be a "substantially disproportionate redemption of stock" for you if the percentage of the outstanding shares of Common Stock actually or constructively owned by you immediately after the Reverse/Forward Split is less than 80% of the percentage of shares of Common Stock actually or constructively owned by you immediately before the Reverse/Forward Split.

           In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you, as determined under Section 318 of the Internal Revenue Code. In addition, you may possibly be allowed or required to take into account sales and purchases of shares of Common Stock by you and by related parties that occur substantially contemporaneously with the Reverse/Forward Split. If the taxable amount is not treated as capital gain under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of our undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain. See "Capital Gain and Loss" and "Special Rate for Certain Dividends" below.

           CAPITAL GAIN AND LOSS. For individuals, net capital gain recognized upon the sale or exchange of capital assets that have been held for more than one year generally will be subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for one year or less will continue to be subject to tax at ordinary income tax rates. There are limitations on the deductibility of capital losses.

           SPECIAL RATE FOR CERTAIN DIVIDENDS. In general, dividends are taxed at ordinary income tax rates. However, you may qualify for a 15% rate of federal income tax on any cash received in the Reverse/Forward Split that is treated as a dividend as described above, if (i) you are an individual or other non-corporate stockholder, (ii) you have held the share of stock with respect to which the dividend was received for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date, as determined under the Internal Revenue Code, and (iii) you were not obligated during such period (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. You are urged to consult with your tax advisor concerning the federal income tax rate applicable to amounts treated as dividends.

           BACKUP WITHHOLDING. Stockholders who receive cash in connection with the Reverse/Forward Split may be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the exchange agent in connection with the Reverse/Forward Split to avoid backup withholding on cash proceeds. Failure to provide such information when requested may result in backup withholding on cash payments to you.

           OUR UNDERSTANDING OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE/FORWARD SPLIT IS NOT BINDING ON THE INTERNAL REVENUE SERVICE OR ANY COURT. YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD SPLIT TO YOU, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

APPRAISAL RIGHTS

           Stockholders do not have appraisal rights under Delaware state law or under the Restated Certificate of Incorporation or Bylaws in connection with the Reverse/Forward Split.

RESERVATION OF RIGHTS

           We reserve the right to abandon the Reverse/Forward Split without further action by our stockholders at any time before the filing of the necessary amendments to our Restated Certificate of Incorporation with the Delaware Secretary of State, even if the Reverse/Forward Split has been authorized by our stockholders at the Annual Meeting. By voting for the Reverse/Forward Split you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Split if we should so decide.

           The completion of the Reverse/Forward Split may be contingent upon our ability to obtain financing on terms acceptable to us to complete the purchase of the fractional shares as described under "Determination of Cash-Out Price."

        THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT, AT THE DISCRETION OF THE BOARD, THE REVERSE/FORWARD SPLIT.

                                   PROPOSAL 5

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has appointed Deloitte & Touche LLP ("Deloitte") as independent accountants to conduct the 2004 audit of our financial statements. The Board has directed that such appointment be submitted for ratification by the stockholders at the Annual Meeting.

        Deloitte has served as our independent accountants since 1990. A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        Total fees for professional services provided by Deloitte for the years ended December 31, 2003 and 2002 were $197,494 and $212,980, respectively, for the following services:

AUDIT FEES

        The aggregate fees for professional services rendered by Deloitte for the audit of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q in 2003 and 2002 were $134,095 and $127,053, respectively.

AUDIT-RELATED FEES

        The aggregate fees paid for audit-related services in 2003 and 2002 were $9,933 and $9,700, respectively, and relate to attestation fees paid for audits of the Company's employee benefit plan.

TAX FEES

        The aggregate fees paid for preparation of tax returns were $26,714 and $24,600 for 2003 and 2002, respectively. The aggregate fees for tax planning and consultation on tax compliance in 2003 and 2002 were $26,752 and $51,627, respectively.

ALL OTHER FEES

        There were no other fees paid during 2003 and 2002.

        The Audit Committee charter provides for the pre-approval of all audit services and all non-audit services to be provided by our independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2003 and 2002, none of the fees listed above were covered by the de minimus exception.

        The Audit Committee has considered whether the provision of non-audit services by Deloitte for the year ended December 31, 2003 is compatible with maintaining the principal auditor's independence.

        THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

COMPANY PERFORMANCE

        The following performance graph compares cumulative total stockholder returns on the Common Stock compared to the Dow Jones US Industrial Diversified Index and the Dow Jones US Total Market Index calculated at the end of each fiscal year, December 31, 1998 through December 31, 2003. The Dow Jones US Industrial Diversified Index is comprised of 30 companies in 1 industry. The Dow Jones US Total Market Index is comprised of 2,000 companies in 52 industries. The graph assumes $100 was invested December 31, 1998, in the Common Stock and in each of the referenced indices and assumes the reinvestment of dividends.



                        [PERFORMANCE GRAPH APPEARS HERE]


                                                             Cumulative Total Return ($)
                                             --------------------------------------------------------
                                              12/98     12/99     12/00     12/01     12/02     12/03
                                             ------    ------    ------    ------    ------    ------

North American Galvanizing & Coatings, Inc.  100.00     68.57     40.00     44.34     67.20     64.00
Dow Jones US Total Market                    100.00    122.72    111.35     98.08     76.43     99.92
Dow Jones US Industrial Diversified          100.00    135.47    136.45    122.67     79.65    107.76

                           RELATED PARTY TRANSACTIONS

        PRIVATE PLACEMENT OF SECURITIES. In February 2001, we offered a private placement of subordinated promissory notes and warrants to certain of our directors and to accredited stockholders that held, prior to the private placement, at least 100,000 shares of Common Stock. The following directors and nominees for reelection participated in the offering as indicated:

          o Linwood J. Bundy - 10% Subordinated Promissory Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

          o Ronald J. Evans (President) - 10% Subordinated Promissory Note for $50,000 and Warrant to purchase 33,333 shares of Common Stock.

          o Gilbert L. Klemann, II - 10% Subordinated Promissory Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

          o Patrick J. Lynch - 10% Subordinated Promissory Note for $50,000 and Warrant to purchase 33,333 shares of Common Stock.

          o Joseph J. Morrow - 10% Subordinated Promissory Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

          o John H. Sununu - 10% Subordinated Promissory Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock.

          o The Morrow Foundation - 10% Subordinated Promissory Note for $100,000 and Warrant to purchase 66,666 shares of Common Stock. Mrs. Claire Morrow, wife of Joseph J. Morrow, is the Managing Trustee of The Morrow Foundation.

        The principal amount of each of the subordinated promissory notes and any accrued interest thereon are due upon demand beginning on the earlier of (i) February 17, 2006, (ii) the occurrence of a merger or consolidation of the Company with any other person in which the Company is not the surviving entity, or (iii) the sale, assignment, lease or other disposition of all or substantially all of the assets of the Company. The interest rate of each of the subordinated promissory notes is 10%, and accrued interest on each of the subordinated promissory notes is paid annually on February 17.

        The exercise price of $.856 per share for the warrants was determined based on the average closing market price for the Common Stock on AMEX for the 20 business day period beginning three business days after February 17, 2001. A special committee of the Board approved the private placement and the special committee received an opinion from The Robinson-Humphrey Company, LLC that the consideration to be paid was fair to us from a financial point of view.

        MORROW & CO. Mr. Joseph J. Morrow, a director of the Company and a nominee for reelection, is the chief executive officer of Morrow & Co., Inc., which provides proxy solicitation and other stockholder related services to us as described in the section titled "Other Matters" in this proxy statement.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file reports of changes in ownership of the Common Stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms so filed. Based solely on a review of the copies of such reports furnished to us, we believe that all persons subject to these reporting requirements filed the required reports on a timely basis during fiscal year 2003.

                              STOCKHOLDER PROPOSALS

        If any stockholder wishes to submit a proposal, including nominations for the Board, for inclusion in the proxy statement for our next annual meeting in 2005, such proposal must be received at our principal executive office by February 21, 2005. Such proposal should be directed to North American Galvanizing & Coatings, Inc., Attention: Corporate Secretary, 2250 East 73rd Street, Suite 300, Tulsa, Oklahoma 74136.

        For business to be properly brought before an annual meeting (including nominations for the Board), but not included in the proxy statement, a stockholder must follow certain procedures set forth in the Bylaws. Generally, a stockholder must give timely notice to our Corporate Secretary. To be timely, a stockholder's notice must be received at our principal executive offices not less than 90 days prior to the meeting. The Bylaws specify the information which must accompany such stockholder notice. Details of the relevant section of the Bylaws may be obtained by any stockholder from our Corporate Secretary.



                                  OTHER MATTERS

        All expenses in connection with solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by our officers and employees, who will receive no compensation for their services. We have also retained Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, to assist in such solicitation. We expect to pay Morrow & Co. a fee of $7,500 for its services and will reimburse Morrow for certain out-of-pocket expenses estimated to be $6,000. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

        Mellon Investor Services LLC has been retained to receive and tabulate proxies and to provide a representative to act as inspector of election for the Annual Meeting.

        The Board is not aware of any other matter, other than those described above, that may be presented for action at the Annual Meeting. If any other matter or proposal should be presented and should properly come before the Annual Meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the Annual Meeting.



                           INCORPORATION BY REFERENCE

The following information is incorporated in this proxy statement by reference:

          o the financial statements, the notes thereto and the independent auditors' report thereon contained on pages FS-16 through FS-33 of our Annual Report;

          o the supplemental financial information contained on pages FS-34 through FS-35 of our Annual Report;

          o management's discussion and analysis (including qualitative and quantitative disclosure about market risks) contained on pages FS-1 through FS-14 of our Annual Report;

          o the financial statements, the notes thereto and the independent accountants' review report thereon contained on pages 3 through 13 of our Quarterly Report; and

          o management's discussion and analysis and qualitative and quantitative disclosure about market risks on pages 14 through 23 of our Quarterly Report.

                                                                         ANNEX A

                             AUDIT COMMITTEE CHARTER


                   NORTH AMERICAN GALVANIZING & COATINGS, INC.

                             AUDIT COMMITTEE CHARTER

                         EFFECTIVE AS OF JANUARY 1, 2004

PURPOSES

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibility to oversee (1) the integrity of the Company's financial statements, controls and disclosure; (2) the qualifications and independence of the Company's independent accountants; (3) the performance of the Company's independent accountants ; and (4) the Company's compliance with legal and regulatory requirements. The Audit Committee shall have the sole authority to appoint the Company's independent accountants, subject to any shareholder ratification. The Audit Committee shall also prepare the annual Audit Committee report required by the rules and regulations of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its purposes and responsibilities. It has at all times direct access to the independent accountants and to any officer or employee of the Company. The Committee also has the authority and responsibility to engage outside legal, accounting and other advisors, as it deems appropriate, without first seeking authorization from the Board of Directors. Funding for any such outside advisors shall be determined by the Committee and paid by the Company.

The basic function of the Audit Committee is oversight. The Company's management is responsible for preparing the Company's financial statements and its outside independent accountants are responsible for auditing those financial statements. Management, including its accounting staffs, is responsible for the fair presentation of the information set forth in such financial statements in conformity with generally accepted accounting principles, and for maintaining effective disclosure controls and procedures and an effective internal control structure. The independent accountants' responsibility is to provide their opinion, based on their audits, as to whether the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of North American Galvanizing & Coatings in conformity with generally accepted accounting principles and to design and perform their audit to provide reasonable assurance that the Company's financial statements are free of material misstatements and omissions. It is not the duty of the Audit Committee, or of any of its members, to conduct separate auditing or accounting reviews or provide independent assurance of the Company's compliance with applicable laws and regulations.

COMMITTEE MEMBERSHIP, STRUCTURE AND OPERATIONS

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to meet the independence and experience requirements of the Sarbanes-Oxley Act of 2002, the SEC and the American Stock Exchange. Additionally, none of the members of the Committee shall be a current or former employee of the Company. At least one member of the Committee shall qualify as a financial expert as defined by the Sarbanes-Oxley Act of 2002 and the SEC.

The members and Chair of the Committee shall be appointed annually by the Board and shall serve until the member's successor is duly appointed or until the member's earlier resignation or removal. A member may be removed at any time by the Board, with or without cause.

The Committee shall hold four regular meetings per year, and such further meetings as circumstances dictate.

The Committee shall review the Company's quarterly results and quarterly reports on Form 10-Q.

The Audit Committee may delegate responsibilities to a subcommittee comprised of one or more members of the Committee, PROVIDED that any action taken, including with respect to an audit service or a non-audit service or the fees corresponding thereto, shall be reported to the full Committee as soon as practicable, but in no event later than at the Committee's next meeting.

The Committee shall meet periodically in executive session, including separate executive sessions with the Company's management and the independent accountants.

The Committee shall review and evaluate annually the performance of the Committee and its members, including review of the compliance by the Committee with this Charter.

The Committee shall also review and assess annually the adequacy of this charter and recommend to the Board any changes to the Charter deemed advisable by the Committee.

RESPONSIBILITIES

In performing its oversight responsibilities, the Committee shall:

Financial Statements and Disclosure
-----------------------------------

1. Review significant changes in, and overall compliance with, accounting and financial reporting requirements, policies and procedures.

2. Review and discuss with management and the independent accountants the Company's annual audited financial statements and other financial information, including the Company's disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), and recommend to the Board of Directors whether the audited financial statements should be included in the Company's annual report on Form 10-K.

3. Discuss with management and the independent accountants the Company's financial statements and other financial information, including the Company's disclosure in MD&A, to be included in the Company's quarterly reports on Form 10-Q and the results of the review by the independent accountants of the quarterly financial statements.

4. Discuss with management the process used to develop the Company's earnings press releases, including the type of information, the presentation thereof and any use of pro forma information.

5. Discuss with management the nature of financial information and earnings guidance provided to securities analysts and to credit rating agencies.

6. Prior to the filing of each quarterly report on Form 10-Q and the annual report on Form 10-K, review and discuss with management and the independent accountants the selection, application and disclosure of critical accounting policies and practices, including the evaluative criteria used by management in their selection and discuss with management the disclosure in MD&A in such quarterly report or annual report regarding critical accounting estimates.

7. Prior to the filing of the annual report on Form 10-K, review with the independent accountants the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 (relating to the conduct of the audit and the application of significant accounting policies and estimates), SAS No. 89 (relating to audit adjustments) and SAS No. 90 (relating to the quality, not just the acceptability, of the Company's accounting principles and estimates).

8. Review the results of each audit or review performed by the independent accountants, including any material comments and recommendations on internal controls or accounting matters by the Company's independent accountants and any difficulties encountered during the course of their audit work, and the Company's responses thereto.

9. Prior to the filing of each quarterly report on Form 10-Q and the annual report on Form 10-K, obtain from the independent accountants a report of all alternative treatments of financial information within generally accepted accounting principles in the United States discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

10. Prior to the filing of each quarterly report on Form 10-Q and the annual report on Form 10-K, discuss with the independent accountants a report of all material written communications between the independent accountants and the Company's management, including any management letter or Summary of Unadjusted Differences.

11. Obtain regularly from the independent accountants a list of all significant issues on which the national office of the independent accountants was consulted by the audit team of the independent accountants.

12. Review the scope and effectiveness of, and resources devoted to, the Company's internal control function and significant internal control findings, and management's responses thereto.

The Independent Accountants
---------------------------

13. Exercise sole authority to appoint and terminate (subject to any shareholder ratification) the Company's independent accountants, who shall report directly to the Committee. Be directly responsible for the compensation and oversight of the accounting firm employed by the Company to issue an audit report.

14. Obtain and review, at least annually, a report by the independent accountants describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent accountants and the Company. This evaluation by the Committee of the independent accountants' qualifications, performance and independence shall include the review and evaluation of the lead audit partner and other senior members of the independent accountant engagement team. The Committee shall also consider from time to time whether there should be regular rotation of the audit firm. The Committee shall present its conclusions from this evaluation to the Board of Directors.

15. Exercise sole authority to approve in advance all audit services and all corresponding fees and terms, in accordance with procedures established by the Committee in respect of such approvals.

16. Exercise sole authority to approve in advance all non-audit services to be provided by the Company's independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Committee in respect of such approvals. In exercising this authority, the Committee shall consider whether the provision by the independent accountants of any non-audit services to the Company is compatible with maintaining the independence of such accountants.

17. At least once a year, obtain from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Company (including their respective related entities) that might bear on the independence of the accountants and which confirms that, in the professional judgment of the independent accountants, they are independent of the Company within the meaning of the federal securities laws, and discuss with the independent accountants their independence, consistent with Independence Standards Board Standard No. 1.

18. Engage in a dialogue with the independent accountants about any disclosed relationships or services that may impact their objectivity and independence and, when appropriate in the judgment of the Committee, take appropriate action in response to the accountants' disclosure to satisfy itself and the Board of Directors of the accountants' independence.

19. Review, whenever the Committee deems it to be appropriate, the Company's policy regarding employment by the Company of present and former employees of the independent accountants.

Controls and Compliance
-----------------------

20. Review with management and the independent accountants the Company's compliance with applicable laws and regulations, the violation of which could have a material adverse effect on the Company's consolidated financial statements. Such review shall include any correspondence with regulators or governmental agencies, and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

21. Review with management and the independent accountants the Company's disclosure controls and procedures and its internal controls, including compliance by the Company's employees with the Company's code of conduct.

22. Prior to the filing of each quarterly report on Form 10-Q and the annual report on Form 10-K, ensure that the Chief Executive Officer and the Chief Financial Officer have disclosed to the Committee and the independent accountants, based on the most recent evaluation by those officers, any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize or report financial data, including identification for the independent accountants of any material weaknesses in the Company's internal controls, and of any fraud, whether or not material, involving management or other employees who have a significant role in internal controls.

23. Obtain from the independent accountants, as appropriate, assurance that the independent accountants shall inform the Audit Committee if they detect or become aware of any illegal act, as and to the extent required by Section 10A(b) of the Securities Exchange Act of 1934, as amended.

24. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and for anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

25. Discuss with management on at least an annual basis the Company's policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Reports to the Board of Directors
---------------------------------

26. Report regularly to the Board of Directors, which reports may include, in the Committee's judgment, any issues that may arise relating to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independence of the independent accountants and the performance of the independent accountants and of the internal audit function.

                                                                         ANNEX B


















                   NORTH AMERICAN GALVANIZING & COATINGS, INC.

                            2004 INCENTIVE STOCK PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ss. 1. BACKGROUND AND PURPOSE.................................................1


ss. 2 DEFINITIONS.............................................................1

    2.1       Affiliate.......................................................1
    2.2       Board...........................................................1
    2.3       Change Effective Date...........................................1
    2.4       Change in Control...............................................1
    2.5       Code............................................................3
    2.6       Committee.......................................................3
    2.7       Company.........................................................3
    2.8       Director........................................................3
    2.9       Director Stock Unit Program.....................................3
    2.10      Eligible Employee...............................................3
    2.11      Fair Market Value...............................................3
    2.12      ISO.............................................................4
    2.13      1933 Act........................................................4
    2.14      1934 Act........................................................4
    2.15      Non-ISO.........................................................4
    2.16      Option..........................................................4
    2.17      Option Certificate..............................................4
    2.18      Option Price....................................................4
    2.19      Parent..........................................................4
    2.20      Plan............................................................4
    2.21      Preexisting Plan................................................4
    2.22      Rule 16b-3......................................................4
    2.23      SAR Value.......................................................4
    2.24      Stock...........................................................4
    2.25      Stock Appreciation Right........................................4
    2.26      Stock Appreciation Right Certificate............................5
    2.27      Stock Grant.....................................................5
    2.28      Stock Grant Certificate.........................................5
    2.29      Stock Unit Grant................................................5
    2.30      Subsidiary......................................................5
    2.31      Ten Percent Shareholder.........................................5

ss. 3  SHARES AND GRANT LIMITS................................................5

    3.1       Shares Reserved.................................................5
    3.2       Source of Shares................................................6
    3.3       Use of Proceeds.................................................6
    3.4       Grant Limits....................................................6
    3.5       Preexisting Plan................................................7
ss. 4  EFFECTIVE DATE.........................................................7


ss. 5 COMMITTEE...............................................................7


ss. 6 ELIGIBILITY AND ANNUAL GRANT CAPS.......................................7


ss. 7 OPTIONS.................................................................7

    7.1       Committee Action................................................7
    7.2       $100,000 Limit..................................................8
    7.3       Option Price....................................................8
    7.4       Payment.........................................................8
    7.5       Exercise........................................................9

ss. 8 STOCK APPRECIATION RIGHTS...............................................9

    8.1       Committee Action................................................9
    8.2       Terms and Conditions...........................................10
    8.3       Exercise.......................................................11

ss. 9. STOCK GRANTS..........................................................11

    9.1       Committee Action...............................................11
    9.2       Conditions.....................................................11
    9.3       Dividends, Voting Rights and Creditor Status...................13
    9.4       Satisfaction of Forfeiture Conditions..........................14
    9.5       Income Tax Deduction...........................................14
    9.6       Director Stock Unit Program....................................16

ss. 10 NON-TRANSFERABILITY...................................................16


ss. 11 SECURITIES REGISTRATION...............................................16


ss. 12 LIFE OF PLAN..........................................................17


ss. 13 ADJUSTMENT............................................................17

    13.1      Capital Structure..............................................17
    13.2      Transactions Described inss. 424...............................18
    13.3      Fractional Shares..............................................18

ss. 14 CHANGE IN CONTROL.....................................................19


ss. 15 AMENDMENT OR TERMINATION..............................................19


ss. 16 MISCELLANEOUS.........................................................20

    16.1      Shareholder Rights.............................................20
    16.2      No Contract of Employment......................................20
    16.3      Withholding....................................................20

    16.4      Construction...................................................20
    16.5      Other Conditions...............................................21
    16.6      Rule 16b-3.....................................................21
                                     ss. 1.

                             BACKGROUND AND PURPOSE
                             ----------------------

           The purpose of this Plan is to promote the interest of the Company by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants and Stock Unit Grants to Eligible Employees and Directors in order (1) to attract and retain Eligible Employees and Directors,
(2) to provide an additional incentive to each Eligible Employee or Director to work to increase the value of Stock and (3) to provide each Eligible Employee or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                      ss. 2

                                   DEFINITIONS
                                   -----------

           2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with the Company under ss. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under ss. 414(c) of the Code.

           2.2 Board -- means the Board of Directors of the Company.

           2.3 Change Effective Date -- means either the date which includes the "closing" of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a "closing" or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a "closing".

           2.4 Change in Control -- means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect at the time of such "change in control", provided that such a change in control shall be deemed to have occurred at such time as

           (a) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 30% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company;

           (b) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

           (c) the shareholders of the Company approve any reorganization, merger, consolidation or share exchange as a result of which the common stock of the Company shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of the Company) or any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or

           (d) shareholders of the Company approve any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described inss. 2.4(d)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided (C) the percentage described inss. 2.4(d)(A) of the beneficially owned shares of the successor or survivor corporation and the number described inss. 2.4 (d)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in ss. 2.4(d)(A) immediately before the consummation of such transaction.

           2.5 Code -- means the Internal Revenue Code of 1986, as amended.

           2.6 Committee -- means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under ss. 162(m) of the Code.

           2.7 Company -- means North American Galvanizing & Coatings, Inc. and any successor to North American Galvanizing & Coatings, Inc.

           2.8 Director -- means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

           2.9 Director Stock Unit Program -- means the North American Galvanizing & Coatings, Inc. Director Stock Unit Program as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter.

           2.10 Eligible Employee -- means an employee of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides for reasons sufficient to the Committee to make a grant under this Plan.

           2.11 Fair Market Value -- means either (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (b) such closing price as so reported in accordance with ss. 2.10(a) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (c) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

           2.12 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements ofss. 422 of the Code.

           2.13 1933 Act -- means the Securities Act of 1933, as amended.

           2.14 1934 Act -- means the Securities Exchange Act of 1934, as amended.

           2.15 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements ofss. 422 of the Code.

           2.16 Option -- means an ISO or a Non-ISO which is granted underss.7.

           2.17 Option Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

           2.18 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

           2.19 Parent -- means any corporation which is a parent corporation (within the meaning ofss. 424(e) of the Code) of the Company.

           2.20 Plan -- means this North American Galvanizing & Coatings, Inc. 2004 Incentive Stock Plan as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter.

           2.21 Preexisting Plan -- means each of the following plans, as each such plan has been amended from time to time up to the date this Plan is effective: (1) the North American Galvanizing & Coatings, Inc. 1996 Stock Option Plan and (2) the North American Galvanizing & Coatings, Inc. 1988 Stock Option Plan.

           2.22 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

           2.23 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under ss.8.

           2.24 Stock -- means the $0.10 par value common stock of the Company.

           2.25 Stock Appreciation Right -- means a right which is granted under ss.8 to receive the appreciation in a share of Stock.

           2.26 Stock Appreciation Right Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

           2.27 Stock Grant -- means a grant under ss. 9 which is designed to result in the issuance of the number of shares of Stock described in such grant rather than a payment in cash based on the Fair Market Value of such shares of Stock.

           2.28 Stock Grant Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant or a Stock Unit Grant.

           2.29 Stock Unit Grant -- means a grant under ss. 9 which shall be designed to result in the payment of cash based on the Fair Market Value or average Fair Market Value of the number of shares of Stock described in such grant rather than in the issuance of the number of shares of Stock described in such grant but which may at the discretion of the Committee result in the issuance of shares of Stock (and cash in lieu of any fractional share) with respect to Stock Unit Grants made pursuant to the Director Stock Unit Program.

           2.30 Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning ofss. 424(f) of the Code) of the Company.

           2.31 Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of ss. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

                                      ss. 3

                             SHARES AND GRANT LIMITS
                             -----------------------

           3.1 Shares Reserved. There shall (subject to ss. 13) be reserved for issuance under this Plan (a) 1,250,000 shares of Stock, 489,667 of which were authorized for issuance under the North American Galvanizing & Coatings, Inc. 1996 Stock Option Plan and would have remained authorized and available for issuance under such plan if shares were issued under such plan on the effective date of this Plan sufficient to satisfy all then outstanding grants under such plan plus (b) the number of shares of Stock subject to grants under each Preexisting Plan which are outstanding on the effective date of this Plan and which are forfeited or expire on or after such effective date in accordance with the terms of such grants; provided, however, only the shares of Stock described in ss. 3.1(a) shall be issued in connection with the exercise of ISOs and nothing in this Plan shall affect any grants under a Preexisting Plan which are outstanding on the effective date of this Plan until such time, if any, that any shares of Stock subject to such grants are forfeited or grants respecting any shares of Stock expire on or after such effective date in accordance with the terms of such grants.

           3.2 Source of Shares. The shares of Stock described in ss. 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. All shares of Stock described in ss. 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or issued pursuant to a Stock Grant, and any such shares of stock which are issued pursuant to an Option, a Stock Appreciation Right or a Stock Grant which are forfeited thereafter shall again become available for issuance under this Plan. Finally, if the Option Price under an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to the Company in satisfaction of any condition to a Stock Grant, such shares thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan.

           3.3 Use of Proceeds. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

           3.4 Grant Limits. No Eligible Employee or Director in any calendar year shall be granted an Option to purchase (subject toss. 13) more than 100,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject toss. 13) more than 100,000 shares of Stock, and no Stock Grant or Stock Unit Grant shall be made to any Eligible Employee or Director in any calendar year where the Fair Market Value of the Stock subject to such grant on the date of the grant exceeds $100,000; provided, however, that this limit shall not apply to a Stock Unit Grant made pursuant to the Director Stock Unit Program. No more than 100,000 non-forfeitable shares of Stock shall (subject toss. 13) be issued pursuant to Stock Grants or Stock Unit Grants underss. 9; provided, however, that no non-forfeitable shares of Stock issued pursuant to Stock Unit Grants under the Director Stock Unit Program shall be counted in determining whether this 100,000 share limitation has been reached.

           3.5 Preexisting Plan. No grants shall be made under any Preexisting Plan on or after the date this Plan becomes effective.

                                      ss. 4

                                 EFFECTIVE DATE
                                 --------------

           The effective date of this Plan shall be the date the shareholders of the Company (acting at a duly called meeting of such shareholders) approve the adoption of this Plan.

                                      ss. 5

                                    COMMITTEE
                                    ---------

           This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss. 14 and ss. 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Employee or Director and on each other person directly or indirectly affected by such action. Furthermore, the Committee as a condition to making any grant under this Plan to any Eligible Employee or Director shall have the right to require him or her to execute an agreement which makes the Eligible Employee or Director subject to non-competition provisions and other restrictive covenants which run in favor of the Company.

                                      ss. 6

                        ELIGIBILITY AND ANNUAL GRANT CAPS
                        ---------------------------------

           Only Eligible Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Eligible Employees and Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants and Stock Unit Grants under this Plan.

                                      ss. 7

                                     OPTIONS
                                     -------

           7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Eligible Employees and to Directors under this Plan from time to time to purchase shares of Stock, but the Committee shall not, absent the approval of the Company's shareholders, take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options. Each grant of an Option to a Eligible Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, (a) if the Committee grants an ISO and a Non-ISO to a Eligible Employee on the same date, the right of the Eligible Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO and (b) if the only condition to exercise of the Option is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Option is granted, unless the Committee determines that a shorter period of service (or no period of service) better serves the Company's interest.

           7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in thisss. 7.2 in accordance withss. 422(d) of the Code, and the Committee shall treat thisss.7.2 as in effect only for those periods for whichss. 422(d) of the Code is in effect.

           7.3 Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to an Eligible Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

           7.4 Payment. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee, or through any cashless exercise procedure which is effected by an unrelated broker through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

           7.5 Exercise.

               (a) Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

                         (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Eligible Employee is a Ten Percent Shareholder on the date the Option is granted, or

                         (2) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to an Eligible Employee who is not a Ten Percent Shareholder on the date the Option is granted.

               (b) Termination of Status as Eligible Employee or Director. Subject to ss. 7.5(a), an Option Certificate may provide for the exercise of an Option after an Eligible Employee's or a Director's status as such has terminated for any reason whatsoever, including death or disability.

                                      ss. 8

                            STOCK APPRECIATION RIGHTS
                            -------------------------

           8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Eligible Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

           8.2 Terms and Conditions.

           (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Eligible Employee's or Director's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

           (b) Option Certificate. If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by an Option Certificate, the number of shares of Stock on which the Eligible Employee's or Director's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Eligible Employee's or Director's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Eligible Employee's or Director's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

           (c) Minimum Period of Service. If the only condition to exercise of a Stock Appreciation Right is the completion of a period of service, such period of service shall be no less than the one
                (1) year period which starts on the date as of which the Stock Appreciation Right is granted, unless the Committee determines that a shorter period of service (or no period of service) better serves the Company's interest.

           8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. An Eligible Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under thisss. 8.3.

                                     ss. 9.

                                  STOCK GRANTS
                                  ------------

           9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants and Stock Unit Grants to Eligible Employees and to Directors. Each Stock Grant and each Stock Unit Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant or cash will be paid under the Stock Unit Grant and the conditions under which the Eligible Employee's or Director's interest in any Stock which has been issued will become non-forfeitable.

           9.2 Conditions.

           (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of an Eligible Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, underss.9.2(b) for the related Stock Grant.

           (b) Conditions on Forfeiture of Stock or Cash Payment. The Committee acting in its absolute discretion may make any cash payment due under a Stock Unit Grant or Stock issued in the name of an Eligible Employee or Director under a Stock Grant non-forfeitable subject to the satisfaction of one, or more than one, objective employment, performance or other condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Eligible Employees or Directors generally or for an Eligible Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition. An Eligible Employee's or a Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant or the cash payable under a Stock Unit Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall not be available underss. 3 after such grant is effective until such time, if any, as such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available underss. 3 as of the date of such forfeiture. Finally, the Company shall have the right to require an Eligible Employee or Director to sign an irrevocable stock power in favor of the

                Company with respect to forfeitable shares of Stock issued under thisss. 9.2(b) in order for the Company to effect a forfeiture in accordance with this ss. 9.2(b).

           (c) Minimum Period of Service. If the only condition to the forfeiture of a Stock Grant or a Stock Unit Grant is the completion of a period of service, such period of service shall be no less than the three (3) year period which starts on the date as of which the Stock Grant or Stock Unit Grant is made, unless the Committee determines that a shorter period of service (or no period of service) better serves the Company's interest.

           9.3 Dividends, Voting Rights and Creditor Status.

           (a) Cash Dividends. Except as otherwise set forth in a Stock Grant, if a dividend is paid in cash on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Eligible Employee or Director.

           (b) Stock Dividends. If a dividend is paid on a share of Stock in Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or
                (2) becomes completely non-forfeitable, the Company shall hold such dividend Stock subject to the same conditions under ss. 9.2(b) as the related Stock Grant.

           (c) Other. If a dividend (other than a dividend described in ss. 9.3(a) or ss. 9.3(b)) is paid with respect to a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or a Director's interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall distribute or hold such dividend in accordance with such rules as the Committee shall adopt with respect to each such dividend.

           (d) Voting. Except as otherwise set forth in a Stock Grant, an Eligible Employee or a Director shall have the right to vote the Stock issued under his or her Stock Grant during the period which comes after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee's or Director's interest in such Stock (1) is forfeited completely or
                (2) becomes completely non-forfeitable.

           (e) General Creditor Status. An Eligible Employee and a Director to whom a Stock Unit grant is made shall be no more than a general and unsecured creditor of the Company with respect to any cash payable under such Stock Unit Grant.

           9.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as an Eligible Employee's or a Director's interest in such Stock becomes non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Eligible Employee or Director as soon as practicable thereafter.

           9.5 Income Tax Deduction.

           (a) General. The Committee shall (where the Committee under the circumstances deems in the Company's best interest) make Stock Grants and Stock Unit Grants to Eligible Employees either (1) subject to at least one condition related to one, or more than one, performance goal based on the performance goals described inss. 9.5(b) which seems likely to result in the Stock Grant or Stock Unit Grant qualifying as "performance-based compensation" underss.162(m) of the Code or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect such Stock Grant or Stock Unit Grant. A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes.

           (b) Performance Goals. A performance goal is described in thisss. 9.5(b) if such goal relates to (1) the Company's return over capital costs or increases in return over capital costs, (2) the Company's total earnings or the growth in such earnings, (3) the Company's consolidated earnings or the growth in such earnings,
                (4) the

                Company's earnings per share or the growth in such earnings, (5) the Company's net earnings or the growth in such earnings, (6) the Company's earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company's earnings before interest and taxes or the growth in such earnings, (8) the Company's consolidated net income or the growth in such income,
                (9) the value of the Company's common stock or the growth in such value, (10) the Company's stock price or the growth in such price, (11) the Company's return on assets or the growth on such return, (12) the Company's cash flow or the growth in such cash flow, (13) the Company's total shareholder return or the growth in such return, (14) the Company's expenses or the reduction of such expenses, (15) the Company's sales growth, (16) the Company's overhead ratios or changes in such ratios, (17) the Company's expense-to-sales ratios or the changes in such ratios, or (18) the Company's economic value added or changes in such value added.

           (c) Adjustments. When the Committee determines whether a performance goal has been satisfied for any period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally accepted accounting principles and any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in the Company's paying non-deductible compensation to an Eligible Employee).

           9.6 Director Stock Unit Program. The Company at the direction of the Committee may establish a revocable "rabbi trust" which is a part of this Plan and the Director Stock Unit Program and transfer a number of shares of Stock to the trustee of such trust which matches the number of Stock Unit Grants made pursuant to the Director Stock Unit Program if a determination is made that such transfers will minimize or eliminate the adverse financial accounting consequences, if any, to the Company as a result of Stock Unit Grants made pursuant to the Director Stock Unit Program.

                                     ss. 10

                               NON-TRANSFERABILITY
                               -------------------

           No Option, Stock Grant, Stock Unit Grant or Stock Appreciation Right shall (absent the Committee's consent) be transferable by an Eligible Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Eligible Employee's or Director's lifetime only by the Eligible Employee or Director. The person or persons to whom an Option or Stock Grant or Stock Unit Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Eligible Employee or Director.

                                     ss. 11

                             SECURITIES REGISTRATION
                             -----------------------

           As a condition to the receipt of shares of Stock under this Plan, the Eligible Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Eligible Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                     ss. 12

                                  LIFE OF PLAN
                                  ------------

           No Option or Stock Appreciation Right shall be granted or Stock Grant or Stock Unit Grant made under this Plan on or after the earlier of:

                (1) the tenth anniversary of the effective date of this Plan (as determined under ss. 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

                (2) the date on which all of the Stock reserved under ss. 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     ss. 13

                                   ADJUSTMENT
                                   ----------

           13.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved underss. 3, the grant caps described inss.3, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants or Stock Unit Grants made under this Plan shall be adjusted by the Committee in an equitable manner to reflect any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring dividends, rights offerings or stock splits.

           13.2 Transactions Described inss. 424. The Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved underss. 3 and the annual grant caps described inss.3. Furthermore, the Committee as part of any corporate transaction described inss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent withss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants or Stock Unit Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent withss. 424(a) of the Code and without regard to the annual grant caps described inss. 3 of this Plan) to make any Stock Grants and Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, stock grants, stock unit grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock grants, stock unit grants and stock option and stock appreciation right grants.

           13.3 Fractional Shares. If any adjustment under thisss. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Option, Stock Appreciation Right or Stock Grant, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under thisss. 13 by the Committee shall be conclusive and binding on all affected persons.

                                     ss. 14

                                CHANGE IN CONTROL
                                -----------------

           If there is a Change in Control of the Company, then as of the Change Effective Date for such Change in Control any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Stock Unit Grants on such date automatically shall be deemed 100% satisfied as of such Change Effective Date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights, Stock Grants and Stock Unit Grants after providing each Eligible Employee and Director a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants and the cash payable under any Stock Unit Grants; provided, if any issuance or forfeiture condition described in this ss. 14 relates to satisfying any performance goal and there is a target for such goal, such issuance or forfeiture condition shall be deemed satisfied under this ss. 14 only to the extent of such target unless such target has been exceeded before the Change Effective Date, in which event such issuance or forfeiture condition shall be deemed satisfied to the extent such target had been so exceeded.

                                     ss. 15

                            AMENDMENT OR TERMINATION
                            ------------------------

           This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to ss. 14 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date. The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants or Stock Unit Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted or Stock Grant made before such suspension or termination unless (1) the Eligible Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in ss. 13.2 or ss. 14.

                                     ss. 16

                                  MISCELLANEOUS
                                  -------------

           16.1 Shareholder Rights. No Eligible Employee or Director shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Eligible Employee or Director. Subject toss. 9.3, an Eligible Employee's or a Director's rights as a shareholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

           16.2 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant or Stock Unit Grant to an Eligible Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on an Eligible Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

           16.3 Withholding. Each Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant shall be made subject to the condition that the Eligible Employee or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant or Stock Unit Grant issued in the name of the Eligible Employee or Director. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

           16.4 Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Each term set forth inss. 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

           16.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that an Eligible Employee or a Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

           16.6 Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

           IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.


                                                  North American Galvanizing &
                                                  Coatings, Inc.

                                                  By:________________________
                                                  Date:______________________

                                                                         ANNEX C

                           DIRECTOR STOCK UNIT PROGRAM

                   NORTH AMERICAN GALVANIZING & COATINGS, INC.

                           DIRECTOR STOCK UNIT PROGRAM


                                      ss. 1

                           PURPOSE AND EFFECTIVE DATE

            The purpose of this Program is to tie a percentage of each Director's compensation to the long-term value of Stock. This Program has been adopted in connection with the adoption of the 2004 Incentive Stock Plan and has been adopted subject to the approval of this Program and the 2004 Incentive Stock Plan. This Program shall be effective on the date NAGALV's shareholders approve the adoption of this Program.

                                      ss. 2

                                   DEFINITIONS

            2.1. Account for purposes of this Program shall mean the bookkeeping account maintained by the Committee to show for each Director as of any date all Stock Unit Grant credits made for such Director under this Program, the adjustments to such credits and any distributions to such Director.

            2.2. Automatic Deferral Period for purposes of this Program shall mean the period described in ss. 3.5(b).

            2.3. Beneficiary for purposes of this Program shall mean for each Director the person designated as such by the Director on the form provided for this purpose or, if no such person is so designated or if no such person survives the Director, the Director's estate.

            2.4. Board for purposes of this Program shall mean the Board of Directors of NAGALV.

            2.5. Committee for purposes of this Program shall mean the Committee under the 2004 Incentive Stock Plan.

            2.6. Deferral Period for purposes of this Program shall mean the period described inss. 3.5(b) and the period described inss. 3.5(c).

            2.7. Director for purposes of this Program shall mean a member of the Board.

            2.8. Elective Deferral Period for purposes of this Program shall mean the period described in ss. 3.5(c).

            2.9. Inside Director for purposes of this Program shall mean a member of the Board who is an employee of NAGALV.

            2.10. NAGALV for purposes of this Program shall mean North American Galvanizing & Coatings, Inc. and any successor to such corporation.

            2.11. Outside Director for purposes of this Program shall mean a member of

NAGALV's Board of Directors who is not an employee of NAGALV.

            2.12. Program for purposes of this Program shall mean this North American Galvanizing & Coatings, Inc. Director Stock Unit Program, as amended from time to time.

            2.13. Stock for purposes of this Program shall mean Stock under the 2004 Incentive Stock Plan.

            2.14. Stock Unit Grant for purposes of this Program shall mean a Stock Unit Grant under the 2004 Incentive Stock Plan.

            2.15. 2004 Stock Incentive Plan for purposes of this Program shall mean the North American Galvanizing & Coatings, Inc. 2004 Stock Incentive Plan, as amended from time to time.

                                      ss. 3

                                STOCK UNIT GRANT
                                ----------------

            3.1. Outside Directors. Each Outside Director shall be required to defer at least 50% of his or her director fees each calendar year and shall have the right under ss. 3.3 to elect to defer 75% or 100% of such fees each calendar year. The deferrals for each Outside Director will be deducted (if he or she elects less than a 100% deferral) on a pro-rata basis from his or her director fees when such fees are otherwise payable in cash, and the deferrals shall be converted into a Stock Unit Grant at the average of the closing prices for a share of Stock for the 10 trading days before the date the director fees for Outside Directors otherwise would have been payable in cash.

            3.2. Inside Directors. NAGALV automatically shall defer for each Inside Director a dollar amount equal to 50% of the director fees for Outside Directors. Inside Directors shall have the right to elect additional deferrals which will correspond to an Outside Director's right to elect to defer 75% or 100% of such fees each calendar year. Any such additional deferrals by Inside Directors shall be matched by the Committee at the same rate at which additional deferrals by Outside Directors are matched under ss. 3.3, and Inside Directors wishing to elect any additional deferral shall do so in accordance with the deferral election procedures described in ss. 3.3(d). The deferrals for each Inside Director shall be effected to coincide with the deferrals for Outside Directors, and the deferrals for Inside Directors shall be converted into a Stock Unit Grant at the same time and in accordance with the same procedure followed for Outside Directors.

            3.3. Matching Units and Deferral Elections.

            (a) Fifty Percent. If an Outside Director does not elect to defer more than the required deferral under ss. 3.1, the Committee shall match 25% of his or her deferral in an additional Stock Unit Grant.

            (b) Seventy Five Percent. If an Outside Director elects in accordance with ss. 3.3(d) to defer 75% of his or her director fees, the Committee shall match 50% of his or her deferral in an additional Stock Unit Grant.

            (c) One Hundred Percent. If an Outside Director elects in accordance with ss. 3.3(d) to defer 100% of his or her director fees, the Committee shall match 75% of his or her deferral in an additional Stock Unit Grant. The Committee shall match 75% of each Inside Director's automatic deferrals under ss. 3.2 in an additional Stock Unit Grant.

            (d)   Deferral Election Rules for Outside Directors.

                  (1) General Rule. A deferral election under ss. 3.3(b) or ss.
                      3.3(c) shall be
                      effective for feeS paid in any calendar year only if delivered to NAGALV before the beginning of such calendar year, and an election shall be effective only if made on the form provided for this purpose.

                  (2) Special Rules.

                      (A) Each Outside Director may make an election under ss.
                          3.3(b) or ss. 3.3(c) after NAGALV's annual shareholder meeting in 2004 if such shareholders approve this Program at such meeting and such election is delivered to NAGALV before the end of the 30 day period which starts on the date of such meeting. An election under this ss. 3.3(d)(2)(A) shall be effective for director fees otherwise payable in 2004 after such election is delivered to NAGALV.

                      (B) Each Outside Director may make an election under ss.
                          3.3(b) or ss. 3.3(c) with respect to director fees payable in the calendar year in which he or she is first elected an Outside Director if such election is delivered to NAGALV before the end of the 30 day period which starts on the date he or she is first elected an Outside Director. An election under this ss. 3.3(d)(2)(B) shall be effective for directors' fees otherwise payable in such calendar year after such election is delivered to NAGALV.

                  (3) Irrevocable. An election under this ss. 3.3(d) shall be irrevocable for the calendar year for which the election is made when the election is delivered to NAGALV.

            (e) Conversion to a Stock Unit Grant. A Director's match under this ss. 3.3 will be converted into a Stock Unit Grant at the same time and under the same procedure as his or her deferrals are converted into a Stock Unit Grant.

            3.5. Deferral Periods.

            (a) General. All deferrals under this Program shall be paid in the calendar year immediately following the end of an Automatic Deferral Period or, if a Director so elects in accordance with this ss. 3.5, the end of an additional Elective Deferral Period.

            (b) Automatic Deferral Period. The Automatic Deferral Period for a Director for deferrals effected in any calendar year shall be the five calendar year period starting on the immediately following January 1. There will be separate Automatic Deferral Period for deferrals effected in each calendar year.

            (c) Elective Deferral Period. If a Director delivers an election on the form provided for this purpose to NAGALV at least one full year before the end of any Automatic Deferral Period, the payment of the deferrals subject to such Automatic Deferral Period shall be deferred for an additional five calendar years. Any such election shall be irrevocable when delivered to NAGALV.

            (d)   Special Rules.

                  (1) Termination. All deferrals (whether subject to an
                      Automatic Deferral Period or an Elective Deferral Period) shall be payable as of the date a Director's service as such ends or the date his or her employment with NAGALV ends, whichever comes last.

                  (2) Hardship. If a Director can demonstrate to a majority of the other members of the Board that he or she has an extreme financial hardship as a result of a reasonably unforeseeable event and that access to his or her deferrals under this Program is more appropriate under the circumstances than using any of his or her other assets to cure such hardship, the Board (acting by a majority vote with the affected Director not voting) may authorize the payment of all or a portion of his or her deferrals to cure such hardship.

            3.6. Payment. When any deferrals become payable at the end of a Deferral Period or become payable under ss. 3.5(d), payment shall be made (subject to applicable withholdings) in a lump sum in cash or, at the Committee's discretion, in whole shares of Stock (and cash in lieu of a fractional share) based on the average of the closing prices for a share of Stock for the 10 trading days before the date as of which payment is made. NAGALV shall make a payment as soon as practicable after a deferral becomes payable; provided, however, NAGALV may defer any payment to a future date if making a payment before such future date could result in the violation of any securities or other laws.

            3.7. Non-Forfeitable Account and Account Adjustments. A Director's interest in his or her Account shall be non-forfeitable. The number of shares described in a Stock Unit Grant credited to a Director's Account shall be adjusted at the same time and in the same manner as other Stock Unit Grant made under the 2004 Incentive Stock Plan and such number shall be reduced to reflect any cash payments made or shares of Stock issued to a Director.

                                      ss. 4

                                 ADMINISTRATION
                                 --------------

            4.1. Powers. This Program shall be administered by the Committee, and the Committee shall have the absolute and complete authority, duty and power to interpret and construe the provisions of this Program as the Committee deems appropriate, including the final authority to determine a Director's benefits under this Program, and to take any other action in connection with the operation or administration of this Program which the Committee deems fair and appropriate under the circumstances. All interpretations, determinations, regulations and calculations shall be final and binding on all affected persons.

            4.2. Statements. NAGALV shall furnish individual statements of Account balances to each Director in such form and as of such dates as determined by the Committee.

                                      ss. 5

                            AMENDMENT AND TERMINATION
                            -------------------------

            NAGALV reserves the right to amend or terminate this Program at any time by action of the Board. NAGALV upon the termination of this Program shall have the right in its sole discretion to accelerate the timing of distributions of Accounts. No amendment or termination shall directly or indirectly reduce the balance of any Account as of the effective date of such amendment or termination.

                                      ss. 6

                                  MISCELLANEOUS
                                  -------------

            6.1. General Assets. All cash distributions to, or on behalf of, a Director under this Program shall be made from NAGALV's general assets and all shares of Common Stock issued shall be issued under the 2004 Stock Incentive Plan, and any claim by a Director or by his or her Beneficiary against NAGALV for any cash distribution or stock issuance under this Program shall be treated the same as a claim of any general and unsecured creditor of NAGALV.

            6.2. No Liability. No Director and no Beneficiary shall have the right to look to, or have any claim whatsoever against, any officer, director, employee or agent of NAGALV in his or her individual capacity for the distribution of any Account.

            6.3. No Assignment; Binding Effect. No Director or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber an Account for any purpose whatsoever, whether through a domestic relations order or otherwise, and any attempt to do so shall be disregarded as completely null and void. The provisions of this Program shall be binding on each Director and Beneficiary and on NAGALV.

            6.4. Construction. This Program shall be construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by federal law. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections (ss.) shall be to sections (ss.) to this Program. All references to the singular shall include the plural and all references to the plural shall include the singular. All definitions in this Program shall apply exclusively to this Program.

            6.5. No Contract of Employment. A Director's participation in this Program shall not constitute a contract of employment by NAGALV or a right to be nominated to serve on, or serve on, the Board.

            6.6. 2004 Incentive Stock Plan. The terms of the 2004 Incentive Stock Plan are incorporated by thisss. 6.6 in the Program, and the Program is subject to the terms of such plan. This Program shall not confer on any Director any rights with respect to a Stock Unit Grant which are superior to his or her rights under the 2004 Incentive Stock Plan with respect to such Stock Unit Grant.

            IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Program to evidence its adoption of this Program.

                                                  North American Galvanizing &
                                                  Coatings, Inc.

                                                  By:________________________
                                                  Date:______________________

                                                                         ANNEX D


                    PROPOSED FORM OF CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                           TO EFFECT THE REVERSE SPLIT

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                   NORTH AMERICAN GALVANIZING & COATINGS, INC.

           North American Galvanizing & Coatings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

           1. The amendment set forth below to the Corporation's Restated Certificate of Incorporation, as amended (the "Certificate"), was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

           2. The following amendment (the "Reverse Split Amendment") shall take effect at 5:00 P.M., Central Time, on the date of the filing of this Certificate of Amendment:

           The following new subsection (a) is added to Article Fourth of the
Certificate:

           (a) Reverse Stock Split of Common Stock.

                     Immediately upon the effectiveness of this amendment to this Certificate of Incorporation (the "Reverse Split Effective Time"), each one hundred fifty (150) shares of the Common Stock of the Corporation that are issued and outstanding immediately prior to the Reverse Split Effective Time shall automatically, without further action on the part of the Corporation or any holder of Common Stock and without requiring the surrender of certificates representing Common Stock, be combined, converted, reclassified and changed into (the "Reverse Split") one (1) fully paid and nonassessable share of Common Stock, except that holders of Common Stock who otherwise would be entitled to receive only a fractional interest in less than one share of Common Stock (an "Unattached Fractional Interest") as a result of the Reverse Split shall be entitled to receive, in lieu of such Unattached Fractional Interest, a cash payment in an amount equal to the product calculated by multiplying one hundred fifty
           (150) times the fair value of one (1) share of Common Stock immediately prior to the Reverse Split Effective Time by the decimal equivalent of such Unattached Fractional Interest. As of the Reverse Split Effective Time, no such Unattached Fractional Interest held by such a holder shall be issued or outstanding.

           IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this Certificate of Amendment on the ___ day of _____________, 200_.


                                          By:
                                             -----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                    PROPOSED FORM OF CERTIFICATE OF AMENDMENT
                    OF RESTATED CERTIFICATE OF INCORPORATION
                           TO EFFECT THE FORWARD SPLIT

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                   NORTH AMERICAN GALVANIZING & COATINGS, INC.


           North American Galvanizing & Coatings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

           1. The amendment set forth below to the Corporation's Restated Certificate of Incorporation, as amended (the "Certificate"), was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

           2. The following amendment (the "Forward Split Amendment") shall take effect at 5:01 P.M., Central Time, on the date of the filing of this Certificate of Amendment:

           The following new subsection (b) is added to Article Fourth of the Certificate immediately following subsection (a) thereof entitled "Reverse Stock Split of Common Stock" (which subsection (a) provided for the "Reverse Split Amendment" to the Certificate):

           (b) Forward Stock Split of Common Stock.

                     Immediately upon the effectiveness of this amendment to this Certificate of Incorporation (the "Forward Split Effective Time"), each share of the Common Stock of the Corporation that is issued and outstanding immediately prior to the Forward Split Effective Time (which shall not include any fractional interest in less than one share of Common Stock (an "Unattached Fractional Interest") held by a holder of Common Stock who is entitled to receive a cash payment in lieu of such Unattached Fractional Interest pursuant to the terms of the Reverse Split Amendment) shall automatically, without further action on the part of the Corporation or any holder of Common Stock and without requiring the surrender of certificates representing Common Stock, be subdivided into (the "Forward Stock Split") one hundred fifty (150) fully paid and nonassessable shares of Common Stock.


           IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this Certificate of Amendment on the ___ day of _____________, 200_.



                                          By:
                                             -----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES     Please
LISTED BELOW AND FOR THE PROPOSALS                            Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1.    Election of the following nominees as Directors:

01 Linwood J. Bundy, 02 Paul R. Chastain, 03 Ronald J. Evans, 04 Gilbert L. Klemann, II, 05Patrick J. Lynch, 06 Joseph J. Morrow, 07 John H. Sununu

     FOR all nominees listed (except              WITHHOLD AUTHORITY to
        as marked to the contrary)              vote for nominees listed

                  |_|                                      |_|

INSTRUCTIONS: To vote FOR or WITHHOLD AUTHORITY to vote for the election of all candidates, check the appropriate box hereon. To withhold authority to the election of any candidate(s), write the name(s) of such candidate(s) in the following space:

________________________________________________________________________________

If no box is marked hereon, the undersigned will be deemed to vote FOR each candidate, except for any candidate whose name is written in the space provided above.

2.    Approve the 2004 Incentive Stock Plan

           FOR                     AGAINST                  ABSTAIN

           |_|                       |_|                      |_|

3.    Approve the Director Stock Unit Program

           FOR                     AGAINST                  ABSTAIN

           |_|                       |_|                      |_|

4. Amend the Company's Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split at the discretion of the Board

           FOR                     AGAINST                  ABSTAIN

           |_|                       |_|                      |_|

5. Ratify the appointment of Deloitte & Touche LLP as independent accountants for fiscal 2004

           FOR                     AGAINST                  ABSTAIN

           |_|                       |_|                      |_|

6. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Please sign, date and return this proxy promptly, using the enclosed envelope.

If no box is marked above with respect to proposals 2, 3, 4 or 5, the undersigned will be deemed to have voted FOR such proposals.


Signature _____________________ Signature _____________________ Date ___________

Please sign above exactly as name appears on the Proxy. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. Make sure that name on your stock certificate(s) is exactly as you indicate above.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                       Vote by Internet, Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting are available until 11:59 p.m. Eastern Time
                                  July 13, 2004

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

-------------------------------------           --------------------------------           ---------------------
               Internet                                   Telephone                                 Mail
      http://www.eproxy.com/nga                         1-800-435-6710                      Mark, sign and date
Use the Internet to vote your proxy.            Use any touch-tone telephone to               your proxy card
Have your proxy card in hand when you    OR     vote your proxy. Have your proxy     OR             and
access the web site.                            card in hand when you call.                  return it in the
                                                                                           enclosed postage-paid
                                                                                                 envelope.
-------------------------------------           --------------------------------           ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                   NORTH AMERICAN GALVANIZING & COATINGS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             For the Annual Meeting of Stockholders on July 14, 2004

      The undersigned, a stockholder of record of North American Galvanizing & Coatings, Inc. (formerly Kinark Corporation) on May 17, 2004 (the "Record Date"), hereby appoints Linwood J. Bundy, Paul R. Chastain and Ronald J. Evans, or any of them with full power of substitution, as proxies for the undersigned, to vote all shares of common stock, $.10 par value per share (the "Common Stock"), of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 14, 2004, and at any adjournments or postponements thereof, on the matters listed on the reverse side.

      (Continued, and to be marked, dated and signed, on the reserve side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                 Annual Meeting
                                       of
                   North American Galvanizing & Coatings, Inc.

                            Wednesday, July 14, 2004
                                   11:00 a.m.

                             American Stock Exchange
                             Boardroom - 14th Floor
                                86 Trinity Place
                                  New York, NY

(If you plan to attend the meeting in person, your photo identification must be presented at the American Stock Exchange entrance)